Putnam
Master Income
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

During the semiannual period ended April 30, 2003, Putnam Master Income Trust turned in solid results at net asset value (NAV) and outperformed its primary benchmark. As you will see in the management report that follows, this outcome was helped by the spread in yields that favored the lower-rated issues in which your fund typically invests, as well as the ongoing stock market volatility that is still driving equity investors to the fixed-income markets.

The fund's returns at market price were lower than those at NAV, but still solid. The lower return at market price reflects a decline in demand resulting from the dividend reduction implemented during this semiannual period. The managers also discuss the reasons for the fund's performance relative to its benchmark and other comparative indexes in the context of the prevailing market and economic environment. They conclude by offering their views on prospects for the fund during the second half of its fiscal year.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 18, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* During the semiannual period ended April 30, 2003, Putnam Master
  Income Trust had a total return at net asset value (NAV) of 13.52%. The fund's return at market price was 9.28% for the six-month period.

* At NAV, the fund outperformed both its primary benchmark, the Lehman Government Credit Index, which returned 5.52%, and the Citigroup World Ex U.S. Government Bond Index, a comparative index, which returned 11.77%. It lagged another comparative index, the JP Morgan Global High Yield Index, which returned 19.05% for the period.

* The fund underperformed the average return for its Lipper category, Closed-End Flexible Income Funds, which was 14.30%.

* Index and Lipper results should be compared to fund performance at net asset value. See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* In March 2003, the fund's dividend was reduced to $0.04 per share. Please see page 6 for more information.

* PERFORMANCE COMMENTARY

Global bond markets performed well during the first half of the fund's fiscal year, benefiting from continued volatility in the U.S. equity markets, geopolitical uncertainty surrounding the war in Iraq, and generally slow economic growth with low inflation. In this positive environment, Putnam Master Income Trust performed well, primarily due to its allocation to high-yield bonds, which rallied during the period. The fund underperformed its Lipper peer group because many of the stronger-performing funds in the Lipper category had a larger weighting in emerging-markets bonds, which strengthened well during the period.

Fund Profile

Putnam Master Income Trust seeks high current income, consistent with preservation of capital, by investing in a portfolio diversified among U.S. investment-grade, corporate high-yield, and international fixed-income securities. The fund may be appropriate for investors seeking high current income, asset class diversification, or both.

The fund's lower return at market price reflects the impact of March's dividend reduction on investor demand -- a key factor in market price performance.

* MARKET OVERVIEW

The fund was fortunate to have started its fiscal year just weeks after a significant turning point in the bond market. This change in market sentiment occurred after a dismal four-month period (from June through September 2002) for both the stock market and the economy, during which investors flocked to the relative safety of Treasuries. As investors fled to higher quality, lower-rated bonds suffered.

In mid October, however, Treasury yields became abnormally low as economic forecasts for 2003 brightened, and the Treasury sector sold off sharply. As a result, the first half of the fund's fiscal year occurred during a period of exceptional strength for many of its target sectors. These included mortgage-backed securities (MBSs), corporate high-yield bonds, and corporate investment-grade bonds, which outperformed Treasuries throughout the six-month period. In addition, the bond market generally benefited from an environment of economic uncertainty (which followed the initial optimism in mid October) and caution caused by the impending war with Iraq.

In Europe, slower growth, low inflation, higher interest rates, and a strong euro helped boost returns for European government bonds. In emerging markets, higher oil prices helped some countries, while political and economic turmoil hurt others (see page 5 for more details).


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/03

Bonds

Lehman Government Credit Index (government and corporate bonds)   5.52%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable U.S. bonds)                  4.31%
-----------------------------------------------------------------------
Citigroup World Ex U.S. Government Bond Index                    11.77%
-----------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield bonds)      19.05%
-----------------------------------------------------------------------

Equities

S&P 500 Index (broad market)                                      4.48%
-----------------------------------------------------------------------
Citigroup World Ex U.S. Primary Markets Growth Index
(intl. growth stocks)                                             2.17%
-----------------------------------------------------------------------
Citigroup World Ex U.S. Primary Markets Value Index
(intl. value stocks)                                              2.73%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/03.


* STRATEGY OVERVIEW

The fund's multisector strategy, which focuses on investing in a diverse array of bond sectors, was well-suited to the market and economic conditions of this six-month period. All of the fund's major areas of emphasis -- high-yield corporate bonds, investment-grade corporate bonds, MBSs, international government bonds, and emerging markets -- performed well during the period. When individual sectors strengthened relative to each other, we added to those that appeared to hold the most value and potential for strong returns, chiefly corporate investment-grade and high-yield bonds.

The fund's emerging-markets strategy is built on careful fundamental analysis of country-related risks. Our currency strategy continued to favor a weakening dollar versus other currencies, primarily the euro. This strategy was based on our belief that the U.S. economy continued to have structural problems, such as a high trade deficit and stagnating growth, which did not favor a rising dollar.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED]

SECTOR WEIGHTINGS COMPARED*

                        as of 10/31/02       as of 4/30/03

Mortgage-backed
securities                  0.7%                 1.4%

U.S. investment
grade                      29.4%                26.8%

Corporate
high yield                 43.0%                46.8%

Non-U.S.
(ex-emerging
markets)                   13.2%                13.1%

Emerging
markets                    10.6%                10.0%

Footnote reads:
*This chart shows how the fund's top sector weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


* HOW SECTOR ALLOCATIONS AFFECTED PERFORMANCE

The fund's largest sector allocation (approximately half of the portfolio) was invested in high-yield corporate bonds, and this position was a significant contributor to the fund's strong returns during the period. As results for the JP Morgan High Yield Index demonstrate, this sector has performed exceptionally well during the past six months. There are a number of reasons for the strong showing, and among the most important is the decline in default rates. Although still high by historical standards, corporate defaults have declined nearly 40% since hitting a peak of 10.81% in January 2002 -- to a level of 6.94% by March 2003 (according to Moody's). This trend has been seen as a positive sign that, if it continues, may help high-yield bond performance over the next several years. Second, investors have been seeking higher yields in the marketplace and have become more willing to take on risk in exchange. As a result, high-yield bonds have significantly outperformed Treasuries, causing a narrowing in the yield spread between Treasuries and high-yield bonds (as high-yield bond prices increase, their yields decrease, narrowing the spread, or difference in yield compared to Treasuries). The narrowing in high-yield spreads has been another strong driver of performance, as it is a key indicator that is closely watched by investors. Finally, corporations are generally focusing on reducing debt and improving their balance sheets, which has led to higher overall credit quality and has helped attract investors.


[GRAPHIC OMITTED: TOP 3 HOLDINGS BY SECTOR]

TOP 3 HOLDINGS BY SECTOR*

High-yield bonds

JP Morgan
HYDI 144A notes, 8.75%, 2007

HMH Properties, Inc.
Company guaranty, Series B,
7.875% 2008

Qwest Services Corp.
144A notes, 13.5%, 2010

Foreign bonds

United Kingdom
Treasury bonds, 5.0%, 2004

Sweden (Government of)
Government bonds, 5.50%, 2012

Canada (Government of)
Government bonds, 6.0%, 2011

U.S. investment-grade securities

U.S. Treasury bonds
7.5%, November 15, 2016

U.S. Treasury bonds
6.25%, August 15, 2023

U.S. Treasury notes
1.625%, March 31, 2005

Footnote reads:
*These holdings represent 10.6% of the fund's net assets as of 4/30/03. The fund's holdings will change over time.


Among the fund's high-yield holdings, DirecTV and Nextel Communications performed well. Both companies have seen an increase in subscribers and have solid businesses, and both have taken steps to reduce debt. Nextel, in particular, has retired several billion dollars in corporate debt in the past year. Within the high-yield sector, however, the fund's aerospace holdings detracted from performance as a result of significant declines in air travel and the resulting financial difficulties experienced by companies in the industry. In addition, some holdings in the health care and food distribution industries underperformed.

We increased the fund's corporate investment-grade bond holdings at the beginning of the period and kept this sector's weighting high before cutting it back significantly near the period's end after the fund had benefited and the rally moderated. This helped performance, as the sector rallied. Corporate investment-grade bond performance had been hit hard early in 2002 from the weakening economy and a wave of corporate malfeasance allegations. Beginning in October 2002, however, these securities began to attract investors for many of the same reasons that corporate high-yield bonds had -- narrowing yield spreads, fewer credit problems, and a trend toward stronger balance sheets and lower debt.

The MBS sector was another strong area for the fund, attracting investors who sought higher returns than Treasuries but also demanded higher credit quality and were willing to forego the additional yield that accompanied riskier bond sectors. In this highly complex market, security selection is critical. Our MBS analysts played a crucial role in helping us maintain diversity across a wide range of maturities, coupons, and issuing agencies.

The fund's international government bonds benefited from slowing global economies, especially in Europe, where the Swedish, French, and German government-bond markets performed well as inflation remained low and equity performance was weak. Our security and country selections in emerging markets were on target, but the fund was underweighted in this sector, which detracted from its performance relative to its Lipper peer group. Within emerging markets, the fund favored oil-exporting countries that were benefiting from higher oil prices and strengthening economies, such as Russia, Mexico, Colombia, and Bulgaria. Also as a result of our ongoing risk management, we were able to avoid being overexposed to countries such as Venezuela, Brazil, and Turkey, which performed poorly due to political and economic turmoil.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


OF SPECIAL INTEREST

* The level of income generated by the fund's holdings has declined over the period. This reflects generally declining yields in the bond markets as well as our increased weighting in high-yield bonds, which have higher default rates (a bond in default does not pay interest income). Consequently, in March 2003, the fund lowered its distribution rate from $0.048 per share to $0.040 per share.

THE FUND'S MANAGEMENT TEAM

This fund is managed by the Putnam Core Fixed-Income Team. The members of this team are D. William Kohli (Portfolio Leader), David Waldman (Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Kevin Cronin, Steve Horner, James Prusko, Michael Salm, and John Van Tassel.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In our opinion, the remainder of 2003 has the potential to be favorable for the U.S. bond market -- especially the higher-yielding, non-Treasury sectors in which this fund primarily invests. The conclusion of the war with Iraq has reduced the level of geopolitical uncertainty that had been preoccupying investors, and many are now focusing on the economy and are seeking higher yields from their fixed-income investments. We anticipate that economic growth in the United States will be slow to moderate for the rest of 2003 but will not have a "double dip" back into recession. This is a positive environment for bond sectors with higher yields than Treasuries, such as MBSs, government agency bonds, and high-yield corporate bonds.

Overseas, we anticipate more of the same: continued slow growth in Europe with low inflation and a strong euro and uneven returns in emerging markets, where we believe that some countries will continue to outperform, while others will likely remain volatile.

In an environment of slow to moderate growth, with potential volatility in both the stock and bond markets, it is paramount that a portfolio of bonds be invested in a wide range of markets, sectors, and holdings. We believe this fund is properly diversified and is well positioned to take advantage of market trends over the coming months.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.


TOTAL RETURN FOR PERIODS ENDED 4/30/03

                                                     NAV          Market price
-------------------------------------------------------------------------------
6 months                                            13.52%           9.28%
-------------------------------------------------------------------------------
1 year                                              10.81            2.09
-------------------------------------------------------------------------------
5 years                                             18.45           20.31
Annual average                                       3.44            3.77
-------------------------------------------------------------------------------
10 years                                            85.39           76.53
Annual average                                       6.37            5.85
-------------------------------------------------------------------------------
Life of fund
(since 12/28/87)
Annual average                                       8.45            7.42
-------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/03

                                                                              Lipper
                                                                            Closed-End
                     Lehman     Citigroup                   JP Morgan        Flexible
                   Government    World Ex        CSFB         Global       Income Funds
                     Credit     U.S. Govt.       High          High          category
                     Index      Bond Index    Yield Index  Yield Index+      average*
--------------------------------------------------------------------------------------
6 months             5.52%        11.77%        19.75%        19.05%          14.30%
--------------------------------------------------------------------------------------
1 year              12.46         25.80         11.25         10.11            8.61
--------------------------------------------------------------------------------------
5 years             45.35         31.32         16.28         14.06           15.55
Annual average       7.77          5.60          3.06          2.67            2.71
--------------------------------------------------------------------------------------
10 years           102.90         79.49         96.31            --           80.29
Annual average       7.33          6.02          6.98            --            6.00
--------------------------------------------------------------------------------------
Life of fund
(since 12/28/87)
Annual average       8.63          6.74          9.07            --            8.29
--------------------------------------------------------------------------------------



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/03

-------------------------------------------------------------------------------
Distributions (number)                                6
-------------------------------------------------------------------------------
Income                                             $0.272
-------------------------------------------------------------------------------
Capital gains                                         --
-------------------------------------------------------------------------------
  Total                                            $0.272
-------------------------------------------------------------------------------
Share value:                                    NAV      Market price
-------------------------------------------------------------------------------
10/31/02                                       $6.37         $6.15
-------------------------------------------------------------------------------
4/30/03                                         6.94          6.45
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 1                                          6.92%         7.44%
-------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


TOTAL RETURN FOR PERIODS ENDED 3/31/03(most recent calendar quarter)

                                                    NAV         Market price
-------------------------------------------------------------------------------
6 months                                           9.23%           1.34%
-------------------------------------------------------------------------------
1 year                                             8.68            1.37
-------------------------------------------------------------------------------
5 years                                           14.98           20.00
Annual average                                     2.83            3.71
-------------------------------------------------------------------------------
10 years                                          80.41           77.28
Annual average                                     6.08            5.89
-------------------------------------------------------------------------------
Life of fund
(since 12/28/87)
Annual average                                     8.24            7.34
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE INDEXES

Lehman Government Credit Index is an unmanaged index of U.S.
fixed-income securities.

Citigroup (formerly Salomon Smith Barney) World Ex U.S. Government Bond Index is an unmanaged index of government bonds from 10 countries.

Citigroup (formerly Salomon Smith Barney) World Ex U.S. Primary Markets Growth Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the U.S. chosen for their growth orientation.

Citigroup (formerly Salomon Smith Barney) World Ex U.S. Primary Markets Value Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the U.S. chosen for their value orientation.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield debt securities.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Standard & Poor's (S&P) 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2003 (Unaudited)

CORPORATE BONDS AND NOTES (52.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
           $129,671 Adams Outdoor Advertising bank term loan FRN Ser. B, 4.584s,
                    2008 (acquired 4/02/03, cost $129,347) (RES)                                           $129,671
            480,537 Interact Operating Co. notes 14s, 2003 (In default) (NON) (PIK)                              48
            100,000 Lamar Media Corp. bank term loan FRN Ser B., 3 5/8s,
                    2010 (acquired 2/27/03, cost $100,000) (RES)                                             99,925
            305,000 Lamar Media Corp. 144A sr. sub. notes 7 1/4s, 2013                                      321,013
                                                                                                      -------------
                                                                                                            550,657

Automotive (1.1%)
-------------------------------------------------------------------------------------------------------------------
            100,000 American Axle & Manufacturing, Inc. company guaranty 9 3/4s, 2009                       109,000
            140,000 ArvinMeritor, Inc. notes 8 3/4s, 2012                                                   151,200
            165,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                          154,275
            520,000 Collins & Aikman Products, Inc. company guaranty 10 3/4s, 2011                          543,400
            100,000 Dana Corp. notes 10 1/8s, 2010                                                          112,000
            320,000 Dana Corp. notes 9s, 2011                                                               347,200
             50,000 Dana Corp. notes 7s, 2029                                                                42,250
            155,000 Dana Corp. notes 6 1/2s, 2009                                                           150,350
            210,000 Dana Corp. notes 6 1/4s, 2004                                                           212,100
EUR          30,000 Dana Corp. sr. notes 9s, 2011                                                            34,478
            $60,000 Delco Remy International, Inc. company guaranty 11s, 2009                                31,200
            205,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                           112,750
            580,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                  551,000
             80,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                                11,600
            250,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                                36,250
            345,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                         388,125
            650,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                         695,500
EUR         110,000 Lear Corp. sr. notes 8 1/8s, 2008                                                       132,557
           $140,000 Tenneco Automotive, Inc. company guaranty Ser. B, 11 5/8s, 2009                         123,900
            100,000 TRW Automotive bank term loan FRN Ser. B, 5.313s,
                    2011 (acquired 2/21/03, cost $99,500) (RES)                                              99,453
                                                                                                      -------------
                                                                                                          4,038,588

Basic Materials (6.0%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Abitibi-Consolidated Finance LP company guaranty 7 7/8s, 2009                             5,435
            520,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                           566,800
            300,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            266,250
            385,000 AK Steel Corp. company guaranty 7 3/4s, 2012                                            331,100
             77,329 Appleton Papers, Inc. bank term loan FRN Ser. C, 4.56s,
                    2006 (acquired 6/4/02, cost $77,619) (RES)                                               77,458
            570,000 Appleton Papers, Inc. company guaranty Ser. B, 12 1/2s, 2008                            646,950
            460,000 Avecia Group PLC company guaranty 11s, 2009 (United Kingdom)                            418,600
            315,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                             217,350
            290,000 Compass Minerals Group, Inc. company guaranty 10s, 2011                                 321,900
            100,000 Crown Cork & Seal Company, Inc. bank term loan FRN Ser. B,
                    5.54s, 2008 (acquired 2/21/03, cost $99,000) (RES)                                       99,550
            540,400 Doe Run Resources Corp. company guaranty Ser. A1, 11 3/4s, 2008 (PIK)                   216,160
            415,000 Dow Chemical Co. (The) notes 5 3/4s, 2009                                               439,227
            105,000 Equistar Chemical notes 6 1/2s, 2006                                                    100,800
            100,000 Equistar Chemicals LP notes 8 3/4s, 2009                                                 99,000
            790,000 Equistar Chemicals LP/Equistar Funding Corp. company guaranty
                    10 1/8s, 2008                                                                           829,500
            210,000 Equistar Chemicals LP/Equistar Funding Corp. 144A sr. notes
                    10 5/8s, 2011                                                                           220,500
EUR         115,000 Fort James Corp. company guaranty 4 3/4s, 2004                                          124,467
           $240,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                244,800
            170,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                                                179,775
            140,000 Georgia-Pacific Corp. debs. 7.7s, 2015                                                  126,000
            380,000 Georgia-Pacific Corp. notes 8 7/8s, 2031                                                345,800
            160,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                                158,400
             60,000 Georgia-Pacific Corp. notes 7 1/2s, 2006                                                 59,850
            110,000 Georgia-Pacific Corp. 144A sr. notes 8 7/8s, 2010                                       118,525
            100,000 Graham Packaging bank term loan FRN Ser. B, 5 5/8s, 2010
                    (acquired 2/18/03, cost $99,500) (RES)                                                   99,301
             50,000 Haynes International, Inc. sr. notes 11 5/8s, 2004                                       24,000
             99,750 Hercules, Inc. bank term loan FRN Ser. B, 4.495s, 2007
                    (acquired 12/17/02, cost $99,501) (RES)                                                  99,792
          1,070,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                         1,214,450
            303,654 Huntsman Corp. bank term loan FRN Ser. A, 5.879s, 2007
                    (acquired various dates from 3/1/02 to 2/24/03, cost $245,032) (RES)                    285,435
            145,634 Huntsman Corp. bank term loan FRN Ser. B, 7 7/8s, 2007
                    (acquired various dates from 3/1/02 to 2/24/03, cost $117,517) (RES)                    136,896
            655,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                             674,650
            780,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                      304,200
EUR         265,000 Huntsman International, LLC sr. sub. notes Ser. EXCH, 10 1/8s, 2009                     286,816
           $140,000 IMC Global, Inc. company guaranty Ser. B, 11 1/4s, 2011                                 158,900
            240,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                 273,600
            100,000 IMC Global, Inc. 144A sr. notes 11 1/4s, 2011                                           113,000
            765,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                                 833,850
            125,000 ISP Holdings, Inc. sec. sr. notes Ser. B, 10 5/8s, 2009                                 128,125
             30,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B, 10 7/8s,
                    2006 (In default) (NON)                                                                  18,900
            915,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s,
                    2003 (In default) (NON)                                                                  36,600
             30,000 Louisiana-Pacific Corp. sr. notes 8 7/8s, 2010                                           33,745
            180,000 Louisiana-Pacific Corp. sr. sub. notes 10 7/8s, 2008                                    201,600
            180,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                                               193,500
            180,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                        185,400
            245,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                      246,225
            340,000 Lyondell Chemical Co. 144A sec. notes 9 1/2s, 2008                                      346,800
EUR         425,000 MDP Acquisitions PLC sr. notes Ser. REGS, 10 1/8s, 2012 (Ireland)                       512,152
            $11,782 MDP Acquisitions PLC 144A sub. notes 15 1/2s, 2013 (Ireland)                             13,314
EUR         120,000 Messer Griesheim Holdings AG sr. notes 10 3/8s, 2011 (Germany)                          148,424
           $615,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                   676,500
             95,000 Millenium America, Inc. company guaranty 7s, 2006                                        96,425
            105,000 Millenium America, Inc. 144A sr. notes 9 1/4s, 2008                                     114,975
            270,000 Noveon International bonds 13s, 2011                                                    275,400
            250,000 Noveon International company guaranty Ser. B, 11s, 2011                                 277,500
            500,000 OM Group, Inc. company guaranty 9 1/4s, 2011                                            430,000
            260,000 Oregon Steel Mills, Inc. company guaranty 10s, 2009                                     262,600
            185,000 P&L Coal Holdings Corp. company guaranty Ser. B, 9 5/8s, 2008                           194,250
            525,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      557,813
            233,383 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                  193,708
            100,000 Phelps Dodge Corp. sr. notes 8 3/4s, 2011                                               112,925
             77,794 Pioneer Cos., Inc. sec. FRN 4.79s, 2006                                                  61,457
            430,000 Potlatch Corp. company guaranty 10s, 2011                                               466,550
            175,000 Resolution Performance Products, LLC 144A sr. notes 9 1/2s, 2010                        187,250
            150,000 Riverwood International Corp. bank term loan FRN Ser. C, 3.861s,
                    2008 (acquired 4/24/02, cost $151,903) (RES)                                            149,297
            895,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                            924,088
            110,000 Riverwood International Corp. company guaranty 10 5/8s, 2007                            115,225
            415,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                             319,550
            225,000 Salt Holdings Corp. 144A sr. notes stepped-coupon zero %
                    (12 3/4s, 12/15/07), 2012 (STP)                                                         149,625
            125,000 Smurfit-Stone Container Corp. company guaranty 8 1/4s, 2012                             135,938
            400,000 Solutia, Inc. company guaranty 11 1/4s, 2009                                            312,000
            515,000 Steel Dynamics, Inc. company guaranty 9 1/2s, 2009                                      558,775
             76,698 Sterling Chemicals, Inc. sec. notes 10s, 2007 (PIK)                                      69,028
            450,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                            504,000
            180,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                            199,800
            415,000 Stone Container Corp. sr. notes 8 3/8s, 2012                                            448,200
            270,000 Stone Container Corp. 144A company guaranty 11 1/2s,
                    2006 (Canada)                                                                           288,900
            255,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                          265,200
            240,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                          249,600
            160,000 Tembec Industries, Inc. sr. notes 8 5/8s, 2009                                          165,600
             30,000 Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                   16,800
            110,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                           61,600
            390,000 Ucar Finance, Inc. company guaranty 10 1/4s, 2012                                       364,650
            280,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                              86,800
             22,000 Weirton Steel Corp. sr. notes FRN 5s, 2008                                                2,200
            380,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007 (In default) (NON)                 1,900
            230,000 WHX Corp. sr. notes 10 1/2s, 2005                                                       184,000
                                                                                                      -------------
                                                                                                         22,264,001

Building Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------
            625,000 American Standard Cos., Inc. company guaranty 7 5/8s, 2010                              681,250
            170,000 Atrium Cos., Inc. company guaranty Ser. B, 10 1/2s, 2009                                178,500
            180,000 Building Materials Corp. company guaranty 8s, 2008                                      162,000
            480,000 Dayton Superior Corp. company guaranty 13s, 2009                                        408,000
            117,000 NCI Building Systems, Inc. bank term loan FRN Ser. B, 4.29s,
                    2008 (acquired 9/4/02, cost $117,000) (RES)                                             117,146
            250,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                             258,750
             50,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                         52,250
            170,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                        176,375
            750,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                     198,750
            460,000 Owens Corning notes 7 1/2s, 2005 (In default) (NON)                                     121,900
                                                                                                      -------------
                                                                                                          2,354,921

Capital Goods (4.8%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Advanced Glass Fiber Yarns bank term loan FRN Ser. A, 6 3/4s,
                    2004 (acquired 9/12/02, cost $91,000) (RES)                                              78,000
            120,000 Advanced Glass Fiber Yarns sr. sub. notes 9 7/8s, 2009 (In default) (NON)                 6,000
            415,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        398,400
            111,231 Alliant Techsystems, Inc. bank term loan FRN Ser. C, 3.68s,
                    2009 (acquired 5/7/02, cost $111,231) (RES)                                             111,342
             84,500 Allied Waste Industries, Inc. bank term loan FRN Ser. LC, 4.529s,
                    2010 (acquired 4/25/03, cost $84,500) (RES)                                              84,711
                  1 Allied Waste Industries, Inc. bank term loan FRN 4.019s, 2006
                    (acquired 2/27/02, cost $1) (RES)                                                             1
             13,000 Allied Waste Industries, Inc. bank term loan FRN Ser. C, 4.529s,
                    2010 (acquired 4/25/03, cost $13,000) (RES)                                              13,007
            495,000 Allied Waste North America, Inc. company guaranty Ser. B, 10s, 2009                     529,031
            210,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 7/8s, 2008                  227,325
            685,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 1/2s, 2008                  734,663
            780,000 Allied Waste North America, Inc. 144A company guaranty 9 1/4s, 2012                     854,100
            130,000 Applied Extrusion Technologies, Inc. company guaranty Ser. B,
                    10 3/4s, 2011                                                                            96,200
            765,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                           673,200
            360,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          257,400
             70,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                   48,650
            285,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                      199,500
            155,000 Berry Plastics Corp. company guaranty 10 3/4s, 2012                                     168,950
            635,000 Blount, Inc. company guaranty 13s, 2009                                                 454,025
            470,000 Blount, Inc. company guaranty 7s, 2005                                                  423,000
            295,000 Briggs & Stratton company guaranty 8 7/8s, 2011                                         330,400
            660,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                       574,200
            290,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                                 284,200
             62,500 Casella Waste Systems, Inc. bank term loan FRN Ser. B, 4.563s,
                    2010 (acquired 1/22/03, cost $62,500) (RES)                                              62,734
            970,000 Crown Holdings SA 144A sec. notes 9 1/2s, 2011 (France)                               1,033,050
            500,000 Decrane Aircraft Holdings Co. company guaranty Ser. B, 12s, 2008                        225,000
            330,000 Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012                                          346,500
            485,000 FIMEP SA 144A sr. notes 10 1/2s, 2013 (France)                                          523,800
             75,867 Flowserve Corp. bank term loan FRN Ser. C, 4.096s,
                    2009 (acquired 4/30/02, cost $75,867) (RES)                                              75,735
            277,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                          315,780
EUR          50,000 Flowserve Finance BV company guaranty 12 1/4s, 2010 (Netherlands)                        62,206
            $50,000 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                    25,000
            198,500 Grief Brothers bank term loan FRN Ser. C, 3.549s,
                    2009 (acquired 8/2/02, cost $198,500) (RES)                                             198,302
            365,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                359,525
            280,000 High Voltage Engineering Corp. sr. notes 10 3/4s, 2004                                   70,000
            250,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (In default) (NON) (STP)                                             5,000
EUR         105,000 Invensys, PLC sr. unsub. notes 5 1/2s, 2005 (United Kingdom)                            102,221
           $140,000 JLG Industries, Inc. 144A sr. notes 8 1/4s, 2008                                        140,000
            230,000 Jordan Industries, Inc. sr. notes Ser. D, 10 3/8s, 2007                                 110,400
            200,000 K&F Industries, Inc. sr. sub. notes Ser. B, 9 5/8s, 2010                                216,000
            165,000 K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                172,631
            120,000 L-3 Communications Corp. company guaranty 7 5/8s, 2012                                  132,300
            220,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                              229,900
            180,000 L-3 Communications Corp. 144A Structured Notes 8 1/2s,
                    2006 (Issued by Credit and Repackaged Securities, Ltd.)
                    (Cayman Islands)                                                                        201,240
            220,000 Laidlaw, Inc. debs. 8 3/4s, 2025 (Canada) (In default) (NON)                            102,575
             60,000 Laidlaw, Inc. debs. 8 1/4s, 2023 (Canada) (In default) (NON)                             28,725
            680,000 Laidlaw, Inc. notes 7.65s, 2006 (Canada) (In default) (NON)                             323,850
            160,000 Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012                                174,400
EUR         100,000 Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011                                111,580
           $124,000 Michigan Electric Transmission Co./Michigan Electric Transmission,
                    Inc. bank term loan FRN Ser. B, 3.81s, 2007
                    (acquired 4/22/02, cost $124,000) (RES)                                                 124,052
            555,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                  477,300
            370,000 Owens-Brockway sr. sec. notes 8 3/4s, 2012                                              394,975
            635,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                      682,625
            300,000 Owens-Brockway Glass 144A sr. notes 8 1/4s, 2013                                        311,250
            280,000 Owens-Brockway Glass 144A sr. sec. notes 7 3/4s, 2011                                   287,000
            380,000 Pliant Corp. company guaranty 13s, 2010                                                 347,700
            160,000 Rexnord Corp. 144A sr. sub. notes 10 1/8s, 2012                                         172,000
            360,000 Roller Bearing Company of America company guaranty Ser. B,
                    9 5/8s, 2007                                                                            306,000
            670,000 Sequa Corp. sr. notes 9s, 2009                                                          700,150
             70,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                               72,450
             65,000 Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)                                  53,300
             21,262 SPX Corp. bank term loan FRN Ser. B, 3.563s, 2009
                    (acquired 7/23/02, cost $21,262) (RES)                                                   21,193
             35,418 SPX Corp. bank term loan FRN Ser. C, 3.813s, 2010
                    (acquired 7/23/02, cost $35,418) (RES)                                                   35,303
            130,000 Sweetheart Cup Co. company guaranty 12s, 2004                                           112,450
            640,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                                 614,400
             75,000 Terex Corp. company guaranty 8 7/8s, 2008                                                78,000
            385,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                      423,500
            140,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                       144,900
             99,279 Trimas Corp. bank term loan FRN Ser. B, 4s, 2009
                    (acquired 6/5/02, cost $99,279) (RES)                                                    99,319
            160,000 Trimas Corp. company guaranty 9 7/8s, 2012                                              164,800
            150,000 Trimas Corp. 144A company guaranty 9 7/8s, 2012                                         154,500
            138,818 United Defense Industries, Inc. bank term loan FRN Ser. B,
                    3.32s, 2009 (acquired various dates from 10/19/01 to
                    7/1/02, cost $138,818) (RES)                                                            138,831
                                                                                                      -------------
                                                                                                         17,810,757

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
             87,949 Coinmach Corp. bank term loan FRN Ser. B, 4.214s, 2009
                    (acquired 1/31/02, cost $87,839) (RES)                                                   88,026
            650,000 Coinmach Corp. sr. notes 9s, 2010                                                       690,625
             74,811 Corrections Corporation of America bank term loan FRN Ser. B,
                    4.825s, 2008 (acquired 2/24/03, cost $74,905) (RES)                                      74,802
            273,963 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                            5,479
DEM         783,990 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                         8,945
           $345,000 IESI Corp. company guaranty 10 1/4s, 2012                                               360,525
            350,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006 (In default) (NON)           3,500
                                                                                                      -------------
                                                                                                          1,231,902

Communication Services (4.1%)
-------------------------------------------------------------------------------------------------------------------
            215,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                           55,900
            340,000 Alamosa Delaware, Inc. company guaranty 13 5/8s, 2011                                   231,200
            150,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                    99,000
            875,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                   385,000
            590,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                   153,400
            250,000 American Tower Corp. sr. notes 9 3/8s, 2009                                             247,500
            530,000 American Tower Escrow Corp. 144A disc. notes zero %, 2008                               333,900
            300,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)
                    (In default) (NON)                                                                       37,500
            121,639 Bell Actimedia bank term loan FRN Ser. C, 5.588s, 2010
                    (acquired 11/26/02, cost $120,422) (RES)                                                122,460
            198,217 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                            3,964
             30,000 Colt Telecommunications Group PLC sr. disc. notes 12s, 2006
                    (United Kingdom)                                                                         26,700
GBP         115,000 Colt Telecommunications Group PLC sr. notes 10 1/8s, 2007
                    (United Kingdom)                                                                        152,548
EUR          60,000 Colt Telecommunications Group PLC sr. notes 7 5/8s, 2009
                    (United Kingdom)                                                                         49,207
           $440,000 Crown Castle International Corp. sr. disc. notes stepped-coupon
                    zero % (10 3/8s, 5/15/04), 2011 (STP)                                                   391,600
            410,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                                 402,825
             50,000 Crown Castle International Corp. sr. notes 9s, 2011                                      47,750
            510,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                              504,900
            210,000 Firstworld Communication Corp. sr. disc. notes zero %, 2003
                    (In default) (NON)                                                                           21
            162,294 Globix Corp. company guaranty 11s, 2008 (PIK)                                           115,229
             80,000 Horizon PCS, Inc. company guaranty 13 3/4s, 2011                                          8,800
             30,000 Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008 (In default) (NON)          22,650
            500,000 iPCS, Inc. sr. disc. notes stepped-coupon zero % (14s, 7/15/05),
                    2010 (In default) (NON) (STP)                                                            25,000
            273,000 IWO Holdings, Inc. company guaranty 14s, 2011                                            49,140
            310,000 Leap Wireless International, Inc. company guaranty 12 1/2s,
                    2010 (In default) (NON)                                                                  40,300
            110,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                            2,200
            180,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009 (In default) (NON)                     6,075
            420,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008 (In default) (NON)            14,175
            480,000 Microcell Telecommunications sr. disc. notes Ser. B, 14s,
                    2006 (Canada) (In default) (NON)                                                         26,400
            117,000 Millicom International Cellular SA sr. disc. notes 13 1/2s,
                    2006 (Luxembourg)                                                                        91,845
            950,000 Nextel Communications, Inc. bank term loan FRN Ser. A, 2 5/8s,
                    2007 (acquired 11/1/02, cost $828,875) (RES)                                            903,331
             62,187 Nextel Communications, Inc. bank term loan FRN Ser. B, 4 3/4s,
                    2008 (acquired 12/19/02, cost $57,523) (RES)                                             60,937
             62,187 Nextel Communications, Inc. bank term loan FRN Ser. C, 5s,
                    2008 (acquired 12/19/02, cost $57,523) (RES)                                             60,937
             10,000 Nextel Communications, Inc. sr. disc. notes 9.95s, 2008                                  10,463
            180,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         193,500
            210,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                      229,425
             25,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                       27,000
            920,000 Nextel Partners, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 2/1/04), 2009 (STP)                                                               933,800
            100,000 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                                           110,000
            135,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               141,750
            100,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               105,000
            390,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005 (In default) (NON)                105,300
            270,000 PanAmSat Corp. bank term loan FRN Ser. B, 4.815s, 2009
                    (acquired 2/21/02, cost $269,663) (RES)                                                 269,229
            450,000 PanAmSat Corp. company guaranty 8 1/2s, 2012                                            487,125
              5,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2006                                 4,350
            960,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                   1,056,000
          1,421,000 Qwest Services Corp. 144A notes 13 1/2s, 2010                                         1,577,310
             55,550 Rhythms NetConnections, Inc. sr. notes Ser. B, 14s, 2010 (In default) (NON)               1,111
             25,000 Rogers Cantel, Ltd. debs. 9 3/8s, 2008 (Canada)                                          26,031
            425,000 Rogers Cantel, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                                  434,031
            145,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                  159,500
            170,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                147,900
            205,000 SBA Communications Corp. sr. disc. notes 12s, 2008                                      184,500
            185,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                        155,400
             61,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                        71,218
             20,000 Telecorp PCS, Inc. company guaranty stepped-coupon zero %
                    (11 5/8s, 4/15/04), 2009 (STP)                                                           20,500
          1,135,000 Telus Corp. notes 8s, 2011 (Canada)                                                   1,282,550
            705,000 Telus Corp. notes 7 1/2s, 2007 (Canada)                                                 782,550
             99,750 Time Warner Telecom, Inc. bank term loan FRN Ser. B, 5.29s,
                    2009 (acquired 1/15/03, cost $87,193) (RES)                                              92,393
            170,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                       141,950
            455,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                        382,200
            420,000 Triton PCS, Inc. company guaranty zero %, 2008                                          421,050
            280,000 TSI Telecommunication Services, Inc. company guaranty Ser. B, 12 3/4s,
                    2009                                                                                    268,800
            220,000 U S West, Inc. notes 5 5/8s, 2008                                                       204,600
            225,000 UbiquiTel Operating Co. 144A company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                        81,000
            485,000 US UnWired, Inc. company guaranty stepped-coupon Ser. B,
                    zero % (13 3/8s, 11/1/04), 2009 (STP)                                                    92,150
            220,000 US West Capital Funding, Inc. company guaranty 6 1/4s, 2005                             197,450
                                                                                                      -------------
                                                                                                         15,069,530

Conglomerates (0.5%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Tyco International Group SA company guaranty 6 3/4s,
                    2011 (Luxembourg)                                                                        90,000
          1,000,000 Tyco International Group SA company guaranty 6 3/8s,
                    2006 (Luxembourg)                                                                     1,005,000
            120,000 Tyco International Group SA company guaranty 6 3/8s,
                    2005 (Luxembourg)                                                                       121,200
            620,000 Tyco International Group SA notes 6 3/8s, 2011
                    (Luxembourg)                                                                            610,700
                                                                                                      -------------
                                                                                                          1,826,900

Consumer (0.5%)
-------------------------------------------------------------------------------------------------------------------
            475,000 Icon Health & Fitness company guaranty 11 1/4s, 2012                                    494,000
            114,092 Jostens, Inc. bank term loan FRN Ser. C, 4.042s, 2009
                    (acquired 7/30/02, cost $114,092) (RES)                                                 113,926
            285,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                              340,575
            900,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                            850,500
                                                                                                      -------------
                                                                                                          1,799,001

Consumer Staples (8.3%)
-------------------------------------------------------------------------------------------------------------------
             13,000 Acme Communications, Inc. sr. disc. notes Ser. B, 12s, 2005                              13,423
             50,000 Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005 (In default) (NON)              24,500
            250,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010 (In default) (NON)                123,750
             30,000 Adelphia Communications Corp. sr. notes 9 3/8s, 2009 (In default) (NON)                  15,000
            110,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007
                    (In default) (NON)                                                                       53,900
            405,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009
                    (In default) (NON)                                                                      198,450
            145,000 Ahold Finance USA eurobonds 6 3/8s, 2005                                                135,904
            280,000 AMC Entertainment, Inc. sr. sub. notes 9 7/8s, 2012                                     294,000
            215,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                     224,675
            480,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     496,800
            446,190 American Seafood Group, LLC bank term loan FRN Ser. B,
                    4.553s, 2009 (acquired 4/11/02, cost $445,744) (RES)                                    447,584
            119,339 AMF Bowling Worldwide bank term loan FRN Ser. B, 5.961s,
                    2008 (acquired 3/1/02, cost $119,041) (RES)                                             119,041
            176,421 Archibald Candy Corp. company guaranty 10s, 2007 (PIK)                                  119,966
            350,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                  392,000
             70,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                   31,500
            235,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                             105,750
            205,000 Brand Services, Inc. 144A sr. sub. notes 12s, 2012                                      225,500
            120,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                        136,800
            900,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                        974,250
            265,000 Capital Records Inc. 144A company guaranty 8 3/8s, 2009                                 246,450
             91,855 Carmike Cinemas, Inc. bank term loan FRN Ser. B, 7 3/4s, 2005
                    (acquired various dates from 10/4/02 to 3/5/03, cost $89,504) (RES)                      91,224
            100,000 Century Cable Holdings bank term loan FRN 6 1/4s, 2009
                    (acquired 6/11/02, cost $80,500) (RES)                                                   79,964
             79,798 Charter Communications Holdings, LLC bank term loan FRN
                    Ser. B, 3.57s, 2008 (acquired 1/9/03, cost $69,325) (RES)                                71,998
            395,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (12 1/8s, 1/15/07), 2012 (STP)                              161,950
            345,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                              177,675
            810,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    11 1/8s, 2011                                                                           534,600
            440,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 3/4s, 2009                                                                           292,600
            225,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 1/4s, 2010                                                                           147,375
            470,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10s, 2011                                                                               307,850
            380,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    9 5/8s, 2009                                                                            248,900
            150,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 5/8s, 2009                                                                             98,625
             50,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 1/4s, 2007                                                                             33,250
            110,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                  111,513
            345,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                  357,075
            250,000 Cinemark USA, Inc. 144A sr. sub. notes 9s, 2013                                         268,750
            100,000 Cinemark USA, Inc. 144A sr. sub. notes 9s, 2013                                         108,000
             80,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                 84,400
            210,000 Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012                          222,600
             97,500 Constellation Energy Group, Inc. bank term loan FRN Ser. B, 4.063s,
                    2008 (acquired 3/20/03, cost $97,500) (RES)                                              97,573
            300,000 Cott Beverages USA, Inc. company guaranty 8s, 2011                                      323,250
          1,070,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                             1,126,175
            140,000 Cumulus Media, Inc. bank term loan FRN Ser. B, 6 1/4s, 2007
                    (acquired 3/20/02, cost $140,000) (RES)                                                 140,300
             90,000 Dean Foods Co. sr. notes 6 5/8s, 2009                                                    92,700
            120,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                   130,200
            305,000 Del Monte Corp. 144A sr. sub. notes 8 5/8s, 2012                                        328,256
            116,094 Del Monte Foods Co. bank term loan FRN Ser. B, 5.064s, 2010
                    (acquired 12/16/02, cost $115,514) (RES)                                                117,023
             65,000 Directv bank term loan FRN Ser. B, 4.765s, 2010
                     (acquired 3/4/03, cost $65,000) (RES)                                                   65,144
            905,000 DirecTV Holdings, LLC 144A sr. notes 8 3/8s, 2013                                     1,013,600
          1,162,000 Diva Systems Corp. sr. disc. notes Ser. B, zero %, 2008 (In default) (NON)               34,860
            430,000 Doane Pet Care Co. sr. sub. debs. 9 3/4s, 2007                                          408,500
             48,750 Dole Food Co. bank term loan FRN Ser. B, 5 1/8s, 2008
                    (acquired 3/28/03, cost $48,750) (RES)                                                   48,770
            250,000 Dole Food Co. 144A sr. notes 8 7/8s, 2011                                               270,625
            240,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                   258,000
             30,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                 20,100
          1,390,000 Echostar DBS Corp. sr. notes 10 3/8s, 2007                                            1,556,800
            210,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                               226,538
          1,210,000 Echostar DBS Corp. sr. notes 9 1/8s, 2009                                             1,355,200
GBP          60,000 EMI Group eurobonds 8 1/4s, 2008 (United Kingdom)                                        90,906
            $99,000 Emmis Communications Corp. bank term loan FRN Ser. C, 3 5/8s,
                    2009 (acquired 6/20/02, cost $98,876) (RES)                                              99,035
            130,000 Emmis Communications Corp. company guaranty Ser. B, 8 1/8s, 2009                        137,150
             70,000 Emmis Communications Corp. sr. disc. notes stepped-coupon
                     zero % (12 1/2s, 3/15/06), 2011 (STP)                                                   61,600
            355,000 Fleming Cos., Inc. company guaranty 10 1/8s, 2008 (In default) (NON)                     50,588
            280,000 Fleming Cos., Inc. sr. notes 9 1/4s, 2010 (In default) (NON)                             39,900
            210,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                          210,000
             75,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                  76,875
             20,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                  19,900
            380,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                  372,875
            385,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                  361,900
            220,000 Gray Television, Inc. company guaranty 9 1/4s, 2011                                     241,450
             35,000 Insight Midwest LP/Insight Capital, Inc. bank term loan FRN 4.063s,
                    2009 (acquired 11/5/01, cost $34,934) (RES)                                              34,626
            165,000 Insight Midwest LP/Insight Capital, Inc. sr. notes 10 1/2s, 2010                        182,738
             50,000 Insight Midwest LP/Insight Capital, Inc. sr. notes 9 3/4s, 2009                          53,625
             17,000 Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                                             13,345
            305,000 Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                               201,300
            210,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                      219,975
            140,000 LIN Television Corp. company guaranty 8s, 2008                                          150,150
            150,000 MGM Studios bank term loan FRN Ser. B, 4.28s, 2008
                    (acquired 6/10/02, cost $150,000) (RES)                                                 149,484
            490,000 News America Holdings, Inc. company guaranty 9 1/4s, 2013                               625,836
             30,743 Nexstar Broadcasting bank term loan FRN Ser. B, 4.34s, 2011
                    (acquired 2/5/03, cost $30,743) (RES)                                                    30,775
             13,007 Nexstar Mission Broadcasting bank term loan FRN 4.34s, 2011
                    (acquired 2/5/03, cost $13,007) (RES)                                                    13,021
            610,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                           610,000
            270,000 Olympus Cable bank term loan FRN Ser. B, 6 1/4s, 2010
                    (acquired 6/20/02, cost $23,305) (RES)                                                  227,340
             60,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                              55,200
            210,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                               203,175
             99,500 Playtex Products, Inc. bank term loan FRN Ser. C, 3.627s, 2009
                    (acquired 6/3/02, cost $99,500) (RES)                                                    99,054
            340,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                    368,900
            250,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                                15,000
            350,000 Premier International Foods PLC sr. notes 12s, 2009 (United Kingdom)                    385,000
            220,000 Premier Parks, Inc. sr. notes 10s, 2007                                                 228,250
            535,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                     481,500
          1,030,516 Quorum Broadcast Holdings, LLC notes stepped-coupon zero %
                    (15s, 5/15/06), 2009 (STP)                                                              722,185
            540,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                    216,000
             89,000 Rayovac Corp. bank term loan FRN Ser. B, 5.071s, 2009
                    (acquired 9/26/02, cost $88,911) (RES)                                                   88,963
            210,000 RCN Corp. sr. disc. notes Ser. B, zero %, 2008                                           67,200
            215,000 Regal Cinemas, Inc. company guaranty Ser. B, 9 3/8s, 2012                               236,500
            160,000 Remington Arms Co., Inc. 144A company guaranty 10 1/2s, 2011                            172,800
            245,000 Revlon Consumer Products sr. notes 9s, 2006                                             153,125
            195,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                         121,875
            360,000 Rite Aid Corp. notes 7 1/8s, 2007                                                       347,400
            305,000 Rite Aid Corp. 144A notes 9 1/2s, 2011                                                  324,825
            205,000 Rite Aid Corp. 144A sr. sec. notes 8 1/8s, 2010                                         209,100
            300,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                          321,750
            290,000 Sbarro, Inc. company guaranty 11s, 2009                                                 282,750
            260,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                          275,600
            153,322 Shoppers Drug Mart bank term loan FRN Ser. F, 3.273s, 2009
                    (acquired various dates from 5/22/02 to 5/29/02, cost $153,880) (RES)                   153,386
            440,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                         44
            170,000 Sinclair Broadcast Group, Inc. company guaranty 8 3/4s, 2011                            184,450
            205,000 Sinclair Broadcast Group, Inc. 144A company guaranty 8s, 2012                           216,275
             93,750 Six Flags, Inc. bank term loan FRN Ser. B, 3.55s, 2009
                    (acquired 1/15/03, cost $93,633) (RES)                                                   92,520
             80,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                   81,600
          1,210,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                                                1,225,125
            140,000 Six Flags, Inc. 144A sr. notes 9 3/4s, 2013                                             145,250
             40,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                               39,600
             70,000 Southland Corp. sr. sub. debs. 5s, 2003                                                  70,000
             89,854 Suiza Foods Corp. bank term loan FRN Ser. B, 3.54s, 2008
                    (acquired 12/10/01, cost $90,453) (RES)                                                  89,762
            590,000 TeleWest Communications PLC debs. 11s, 2007 (United Kingdom)
                    (In default) (NON)                                                                      135,700
            190,000 TeleWest Communications PLC debs. 9 5/8s, 2006 (United Kingdom)
                    (In default) (NON)                                                                       43,700
            130,000 TeleWest Communications PLC sr. notes Ser. S, 9 7/8s, 2010
                    (United Kingdom) (In default) (NON)                                                      27,625
             50,000 TeleWest Communications PLC 144A sr. notes 11 1/4s, 2008
                    (United Kingdom) (In default) (NON)                                                      11,500
            715,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009 (Netherlands)
                    (In default) (NON)                                                                       71,500
          1,200,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (In default) (NON) (STP)                          114,000
             70,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009 (Netherlands)
                    (In default) (NON)                                                                        9,275
            160,000 United Rentals (North America), Inc. company guaranty Ser. B,
                    10 3/4s, 2008                                                                           172,400
            775,000 Vivendi Universal SA 144A sr. notes 9 1/4s, 2010 (France)                               868,000
            475,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B, 10 1/4s, 2009
                    (In default) (NON)                                                                       95,000
            360,000 Williams Scotsman, Inc. company guaranty 9 7/8s, 2007                                   358,200
            634,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                     684,720
             48,000 Young Broadcasting, Inc. company guaranty Ser. B, 8 3/4s, 2007                           48,840
             20,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                 23,250
            140,000 Yum! Brands, Inc. sr. notes 8 1/2s, 2006                                                155,400
            580,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                                                 638,000
                                                                                                      -------------
                                                                                                         30,796,874

Energy (4.5%)
-------------------------------------------------------------------------------------------------------------------
            380,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                               397,100
            105,000 Belden & Blake Corp. company guaranty Ser. B, 9 7/8s, 2007                               97,650
            190,000 Bluewater Finance, Ltd. 144A sr. notes 10 1/4s, 2012                                    195,700
            350,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                         375,375
            180,000 Chesapeake Energy Corp. company guaranty 9s, 2012                                       200,700
             40,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                    42,800
             80,000 Chesapeake Energy Corp. sr. notes Ser. B, 8 1/2s, 2012                                   84,800
            685,000 Chesapeake Energy Corp. 144A sr. notes 7 1/2s, 2013                                     727,813
             20,000 Compton Petro Corp. sr. notes 9.9s, 2009 (Canada)                                        21,800
            470,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                                 502,900
            380,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                             391,400
            115,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                        124,200
            220,000 Encore Acquisition Co. company guaranty 8 3/8s, 2012                                    233,200
            330,000 Forest Oil Corp. company guaranty 7 3/4s, 2014                                          335,775
            160,000 Forest Oil Corp. sr. notes 8s, 2011                                                     168,000
            175,000 Forest Oil Corp. sr. notes 8s, 2008                                                     185,500
          1,330,000 Gazprom OAO 144A notes 9 5/8s, 2013 (Russia)                                          1,406,475
            215,000 Hornbeck Offshore Services, Inc. sr. notes 10 5/8s, 2008                                232,200
             40,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                               43,200
             80,000 Magnum Hunter Resources, Inc. company guaranty 9.6s, 2012                                86,400
            260,000 Mission Resources Corp. company guaranty Ser. C, 10 7/8s, 2007                          124,800
            380,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                         410,400
            200,000 OAO Gazprom notes 9 5/8s, 2013 (Russia)                                                 211,500
            290,000 Parker Drilling Co. company guaranty Ser. B, 10 1/8s, 2009                              303,050
             48,750 Peabody Energy Corp. bank term loan FRN Ser. B, 3.811s, 2010
                    (acquired 3/20/03, cost $48,750) (RES)                                                   48,982
            595,000 Pemex Project Funding Master Trust 144A bonds 8 5/8s, 2022                              667,888
            550,000 Petronas Capital, Ltd. company guaranty 7 7/8s, 2022 (Malaysia)                         602,250
            125,000 Petronas Capital, Ltd. company guaranty 7s, 2012 (Malaysia)                             137,188
          1,105,000 Petronas Capital, Ltd. 144A company guaranty 7 7/8s, 2022 (Malaysia)                  1,209,975
            440,000 Petronas Capital, Ltd. 144A company guaranty 7s, 2012 (Malaysia)                        482,900
          1,230,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                           1,512,741
             60,000 Pioneer Natural Resources Co. company guaranty 7.2s, 2028                                61,800
            205,000 Plains All American Pipeline LP/Plains All American Finance Corp.
                    company guaranty 7 3/4s, 2012                                                           223,450
            310,000 Plans Exploration & Production Co. company guaranty Ser. B,
                    8 3/4s, 2012                                                                            323,950
            350,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                  379,750
            400,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   416,000
            170,000 Seven Seas Petroleum, Inc. sr. notes Ser. B, 12 1/2s, 2005 (In default) (NON)            18,700
            400,000 Star Gas Partners LP/Star Gas Finance Co. 144A sr. notes 10 1/4s, 2013                  407,000
             80,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                         82,700
            380,000 Stone Energy Corp. sr. sub. notes 8 1/4s, 2011                                          396,150
            180,000 Swift Energy Co. sr. sub. notes 10 1/4s, 2009                                           191,700
            250,000 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                            261,250
            190,000 Tesoro Petroleum Corp. 144A sr. disc. notes 8s, 2008                                    196,650
            400,000 Trico Marine Services, Inc. company guaranty 8 7/8s, 2012                               356,000
            170,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                          181,050
            400,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                     428,000
             80,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                      81,200
            380,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                  414,200
            205,000 Westport Resources Corp. 144A company guaranty 8 1/4s, 2011                             223,450
            100,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                 110,000
            230,000 XTO Energy, Inc. 144A sr. notes 6 1/4s, 2013                                            238,625
             60,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                                62,700
                                                                                                      -------------
                                                                                                         16,618,987

Financial (2.1%)
-------------------------------------------------------------------------------------------------------------------
            580,000 Advanta Corp. 144A company guaranty Ser. B, 8.99s, 2026                                 284,200
            520,000 Chevy Chase Savings Bank, Inc. sub. debs. 9 1/4s, 2005                                  522,600
            200,000 Conseco, Inc. 144A company guaranty 10 3/4s, 2009 (In default) (NON)                     52,500
             60,000 Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)                                  60,225
            420,000 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009 (R)                             445,725
          1,182,000 Finova Group, Inc. notes 7 1/2s, 2009                                                   472,800
            110,362 Hilb, Rogal & Hamilton Co. bank term loan FRN Ser. B, 4.063s,
                    2007 (acquired 6/20/02, cost $110,362) (RES)                                            110,500
            136,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005 (In default) (NON)                    340
            440,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                        475,200
            240,000 iStar Financial, Inc. sr. notes 7s, 2008                                                248,400
          2,396,100 JP Morgan HYDI 144A notes 8 3/4s, 2007                                                2,587,788
            129,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008 (In default) (NON)                  645
             24,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                                24,360
            415,000 Resource America, Inc. 144A sr. notes 12s, 2004                                         415,000
          1,125,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       1,361,250
            177,771 Veridian Corp. bank term loan FRN Ser. B, 4.57s, 2008
                    (acquired 9/20/02, cost $177,771) (RES)                                                 178,327
            290,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                          301,600
             55,000 Yell Finance BV sr. notes 10 3/4s, 2011 (Netherlands)                                    61,325
                                                                                                      -------------
                                                                                                          7,602,785

Gaming & Lottery (3.2%)
-------------------------------------------------------------------------------------------------------------------
            260,000 Aladdin Gaming Holdings, LLC sr. disc. notes stepped-coupon Ser. B,
                    13 1/2s, 2010 (In default) (NON)                                                          1,300
            225,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                  252,000
            350,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                        385,875
             90,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                                96,750
            140,000 Borgata Resorts bank term loan FRN Ser. B, 5.339s, 2007
                    (acquired 6/5/02, cost $139,650) (RES)                                                  138,775
            400,000 Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012                                           431,000
            160,000 Chumash Casino & Resort Enterprise 144A sr. notes 9s, 2010                              171,200
            360,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                    395,100
            120,000 Herbst Gaming, Inc. 144A sec. sr. notes 10 3/4s, 2008                                   131,700
            340,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                              333,200
            490,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                                 520,625
            390,000 International Game Technology sr. notes 8 3/8s, 2009                                    465,304
            930,000 International Game Technology sr. notes 7 7/8s, 2004                                    976,011
            460,000 Majestic Investor Holdings/Capital Corp. company guaranty
                    11.653s, 2007                                                                           455,400
             40,000 Mandalay Resort Group sr. notes 9 1/2s, 2008                                             44,300
             40,000 Mandalay Resort Group sr. sub. notes 9 3/8s, 2010                                        43,350
          1,050,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                        1,176,000
            260,000 Mirage Resorts, Inc. notes 6 3/4s, 2008                                                 269,100
             30,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                   31,875
            420,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                             446,250
            100,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                             106,500
            380,000 Mohegan Tribal Gaming Authority sr. sub. notes 8s, 2012                                 402,800
            550,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                   581,625
            200,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                              216,000
             60,000 Park Place Entertainment Corp. sr. sub. notes 8 1/8s, 2011                               63,450
            205,000 Park Place Entertainment Corp. 144A sr. notes 7s, 2013                                  208,588
            100,000 Penn National Gaming, Inc. bank term loan FRN Ser. B, 5.31s,
                    2010 (acquired 2/19/03, cost $99,875) (RES)                                              99,675
            185,000 Penn National Gaming, Inc. company guaranty Ser. B, 11 1/8s, 2008                       203,500
            570,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                  597,075
             65,000 Pinnacle Entertainment, Inc. bank term loan FRN Ser. B, 5.904s,
                    2008 (acquired 4/3/03, cost $65,000) (RES)                                               64,959
            115,000 Pinnacle Entertainment, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                        112,700
            140,000 Resorts International Hotel and Casino, Inc. company guaranty
                    11 1/2s, 2009                                                                           130,200
            240,000 Riviera Holdings Corp. company guaranty 11s, 2010                                       225,600
            124,688 Scientific Gaming bank term loan FRN Ser. B, 4.88s, 2008
                    (acquired 12/11/02, cost $124,064) (RES)                                                124,727
            405,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                            434,363
            220,000 Trump Atlantic City Associates company guaranty 11 1/4s, 2006                           174,900
            830,000 Trump Casino Holdings, LLC 144A mtge. 11 5/8s, 2010                                     794,725
            525,000 Venetian Casino Resort, LLC company guaranty 11s, 2010                                  576,188
             50,000 Wheeling Island Gaming, Inc. company guaranty 10 1/8s, 2009                              49,875
                                                                                                      -------------
                                                                                                         11,932,565

Health Care (3.6%)
-------------------------------------------------------------------------------------------------------------------
             74,813 Advanced Medical Optics, Inc. bank term loan FRN Ser. B 4.56s,
                    2008 (acquired 6/17/02, cost $74,719) (RES)                                              74,887
            175,000 ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                              181,125
            405,000 ALARIS Medical Systems, Inc. sec. notes Ser. B, 11 5/8s, 2006                           473,850
            150,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 8/1/03), 2008 (STP)                                                           156,000
            930,400 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                   958,312
              7,200 Alderwoods Group, Inc. company guaranty 11s, 2007                                         7,200
            374,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                     351,560
            310,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                          339,450
            235,000 AmerisourceBergen Corp. 144A sr. notes 7 1/4s, 2012                                     249,100
            200,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                         221,000
            470,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                      495,850
            149,250 Community Health Systems, Inc. bank term loan FRN Ser. B, 3.84s,
                    2010 (acquired 7/11/02, cost $149,250) (RES)                                            148,504
            238,000 Conmed Corp. company guaranty 9s, 2008                                                  247,520
            100,000 Dade Behring, Inc. company guaranty 11.91s, 2010                                        112,500
            197,645 DaVita, Inc. bank term loan FRN Ser. B, 4.365s, 2009
                    (acquired 4/26/02, cost $197,645) (RES)                                                 197,732
            270,000 Extendicare Health Services, Inc. company guaranty 9 1/2s, 2010                         267,300
            100,000 Fisher Scientific International, Inc. bank term loan FRN Ser. B 3.813s,
                    2010 (acquired 2/13/03, cost $100,000) (RES)                                            100,325
            100,000 Fresenius Medical Care AG bank term loan FRN 3.835s, 2010
                    (acquired 2/18/03, cost $100,000) (RES)                                                 100,104
             19,701 Genesis Health Ventures, Inc. sec. notes FRN 6.29s, 2007                                 19,504
            325,000 Hanger Orthopedic Group, Inc. company guaranty 10 3/8s, 2009                            354,250
             80,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                               87,200
            115,000 HCA, Inc. debs. 7.19s, 2015                                                             122,438
            150,000 HCA, Inc. med. term notes 7.69s, 2025                                                   157,541
            200,000 HCA, Inc. notes 8 3/4s, 2010                                                            234,757
            640,000 HCA, Inc. notes 8.36s, 2024                                                             712,737
            445,000 HCA, Inc. notes 7s, 2007                                                                480,232
            600,000 Healthsouth Corp. notes 7 5/8s, 2012 (In default) (NON)                                 387,000
            310,000 Healthsouth Corp. sr. notes 8 1/2s, 2008 (In default) (NON)                             197,625
            130,000 Healthsouth Corp. sr. notes 8 3/8s, 2011 (In default) (NON)                              83,850
            155,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008 (In default) (NON)                        41,075
            215,000 IASIS Healthcare Corp. company guaranty 13s, 2009                                       239,725
            490,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                       10,413
            250,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                        5,625
             99,192 Kinetic Concepts, Inc. bank term loan FRN Ser. C, 4.04s, 2005
                    (acquired 11/5/01, cost $99,316) (RES)                                                   99,026
            400,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                            418,000
            775,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008 (In default) (NON)               205,375
            140,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007 (In default) (NON)           120,050
            380,000 Mediq, Inc. debs. stepped-coupon zero % (13s, 6/1/03), 2009
                    (In default) (NON) (STP)                                                                     38
            495,000 MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012                                   457,875
          1,080,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          21,600
            205,000 NYCO Holdings 144A 11 1/2s, 2013                                                        232,170
            310,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                    341,000
            610,000 PacifiCare Health Systems, Inc. company guaranty 10 3/4s, 2009                          672,525
             70,000 Service Corp. International debs. 7 7/8s, 2013                                           70,000
             45,000 Service Corp. International notes 7.7s, 2009                                             45,900
             40,000 Service Corp. International notes 7.2s, 2006                                             40,000
             15,000 Service Corp. International notes 6 7/8s, 2007                                           14,850
             60,000 Service Corp. International notes 6 1/2s, 2008                                           58,500
            790,000 Service Corp. International notes 6s, 2005                                              793,950
            145,000 Service Corp. International notes Ser. (a), 7.7s, 2009                                  146,450
            390,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                           434,850
          1,085,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                           1,215,200
            165,000 Ventas Realty LP/Capital Corp. company guaranty 9s, 2012                                176,963
                                                                                                      -------------
                                                                                                         13,380,613

Homebuilding (1.0%)
-------------------------------------------------------------------------------------------------------------------
            240,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                    259,200
            140,000 D.R. Horton, Inc. company guaranty 8 1/2s, 2012                                         152,600
              5,000 D.R. Horton, Inc. company guaranty 8s, 2009                                               5,425
            350,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                378,000
            100,000 D.R. Horton, Inc. sr. notes 6 7/8s, 2013                                                100,000
            250,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                           281,250
            180,000 K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012                            189,900
             60,000 K. Hovnanian Enterprises, Inc. company guaranty 8s, 2012                                 63,300
            430,000 KB Home sr. sub. notes 9 1/2s, 2011                                                     474,075
             30,000 KB Home sr. sub. notes 7 3/4s, 2010                                                      31,500
            440,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                               496,100
             70,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                           72,800
            295,000 Schuler Homes, Inc. company guaranty 10 1/2s, 2011                                      328,925
             20,000 Schuler Homes, Inc. company guaranty 9s, 2008                                            20,900
             75,000 Technical Olympic USA, INC. company guaranty 9s, 2010                                    77,625
            220,000 Toll Corp. company guaranty 8 1/8s, 2009                                                231,550
             70,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                   75,075
             85,000 WCI Communities, Inc. company guaranty 10 5/8s, 2011                                     89,888
            290,000 WCI Communities, Inc. company guaranty 9 1/8s, 2012                                     294,350
                                                                                                      -------------
                                                                                                          3,622,463

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------------------------------------------
            430,000 Sealy Mattress Co. company guaranty Ser. B, zero %, 2002                                449,350
            430,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                  445,050
                                                                                                      -------------
                                                                                                            894,400

Lodging/Tourism (1.4%)
-------------------------------------------------------------------------------------------------------------------
            510,000 FelCor Lodging LP company guaranty 9 1/2s, 2008 (R)                                     510,000
            455,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                  477,750
          2,290,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            2,312,900
            135,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                      138,375
            320,000 ITT Corp. notes 6 3/4s, 2005                                                            331,200
            810,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels Finance
                    Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                                                837,338
            280,000 RFS Partnership LP company guaranty 9 3/4s, 2012                                        292,600
             50,000 Starwood Hotels & Resorts Worldwide, Inc. company guaranty
                    7 7/8s, 2012                                                                             52,313
            210,000 Starwood Hotels & Resorts Worldwide, Inc. company guaranty
                    7 3/8s, 2007                                                                            219,450
                                                                                                      -------------
                                                                                                          5,171,926

Publishing (2.1%)
-------------------------------------------------------------------------------------------------------------------
            855,000 Affinity Group Holdings sr. notes 11s, 2007                                             865,688
            145,000 CanWest Media, Inc. 144A notes 7 5/8s, 2013 (Canada)                                    152,250
            290,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                               299,425
            120,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                       123,600
            245,000 Hollinger International Publishing, Inc. 144A sr. notes 9s, 2010                        262,150
          1,054,070 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010 (Canada) (PIK)             1,112,044
            290,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011 (In default) (NON)                   1,450
            260,000 Mail-Well I Corp. company guaranty 9 5/8s, 2012                                         267,800
             65,000 Moore Wallace bank term loan FRN Ser. B, 4.269s, 2010
                    (acquired 3/13/03, cost $65,000) (RES)                                                   65,183
            100,000 PRIMEDIA, Inc. bank term loan FRN Ser. B, 4.093s, 2009
                    (acquired 2/10/03, cost $95,750) (RES)                                                   96,563
            780,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                            834,600
            180,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                            182,700
            420,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                    421,050
            110,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                                  88,550
            540,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                   610,200
            124,688 RH Donnelley Finance Corp. I bank term loan FRN Ser. B, 5.316s,
                    2010 (acquired 12/4/02, cost $124,688) (RES)                                            125,519
            380,000 RH Donnelley Finance Corp. I 144A sr. notes 8 7/8s, 2010                                425,600
            440,000 RH Donnelley Finance Corp. I 144A sr. sub. notes 10 7/8s, 2012                          509,300
             84,238 Sum Media bank term loan FRN Ser. B, 3.799s, 2009
                    (acquired 2/4/03, cost $84,238) (RES)                                                    84,211
            370,000 Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009                                     386,650
            100,000 Vertis, Inc. 144A sr. notes 10 7/8s, 2009                                               104,500
            270,000 Von Hoffman Press, Inc. company guaranty 10 1/4s, 2009                                  278,100
            170,000 Von Hoffman Press, Inc. company guaranty FRN 10 3/8s, 2007                              166,600
            181,597 Von Hoffman Press, Inc. debs. 13s, 2009 (PIK)                                           163,437
                                                                                                      -------------
                                                                                                          7,627,170

Retail (1.1%)
-------------------------------------------------------------------------------------------------------------------
             65,000 Advance Stores bank term loan FRN Ser. C, 4.063s, 2007
                    (acquired 3/4/03, cost $65,000) (RES)                                                    65,016
            260,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                               273,650
            300,000 Asbury Automotive Group, Inc. company guaranty 9s, 2012                                 282,000
            475,000 Autonation, Inc. company guaranty 9s, 2008                                              517,750
            180,000 Gap, Inc. (The) notes 6.9s, 2007                                                        190,800
            200,000 Hollywood Entertainment Corp. sr. sub. notes 9 5/8s, 2011                               215,000
            275,000 J. Crew Operating Corp. 144A sr. sub. notes 10 3/8s, 2007                               247,500
            620,000 JC Penney Co., Inc. debs. 7.95s, 2017                                                   623,100
             40,000 JC Penney Co., Inc. debs. 7.65s, 2016                                                    39,400
             15,000 JC Penney Co., Inc. notes 8s, 2010                                                       15,938
            170,000 JC Penney Co., Inc. notes Ser. A MTN, 7.05s, 2005                                       175,950
            210,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                          215,775
            148,837 Petco Animal Supplies, Inc. bank term loan FRN Ser. C, 4.78s, 2008
                    (acquired 8/7/02, cost $148,614) (RES)                                                  149,147
            850,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                918,000
            270,000 United Auto Group, Inc. company guaranty 9 5/8s, 2012                                   284,850
                                                                                                      -------------
                                                                                                          4,213,876

Technology (1.7%)
-------------------------------------------------------------------------------------------------------------------
            340,000 AMI Semiconductor, Inc. 144A sr. sub. notes 10 3/4s, 2013                               374,000
            110,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                         114,950
            210,000 Amkor Technologies, Inc. structured notes 12.58s, 2005
                    (issued by STEERS Credit Linked Trust 2000)                                             197,400
             81,250 Amkor Technology, Inc. bank term loan FRN 7 1/4s, 2006
                    (acquired 4/17/03, cost $81,494) (RES)                                                   81,402
            105,000 Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                114,975
             50,000 Fairchild Semiconductor International, Inc. company guaranty
                    10 3/8s, 2007                                                                            52,750
            130,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                       142,025
            150,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                              156,750
            720,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                         765,000
             40,000 Lucent Technologies, Inc. debs. 6 1/2s, 2028                                             29,200
          1,300,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                             955,500
            435,000 Lucent Technologies, Inc. notes 7 1/4s, 2006                                            413,250
             30,000 Lucent Technologies, Inc. notes 5 1/2s, 2008                                             25,425
            570,000 Nortel Networks Corp. notes 6 1/8s, 2006 (Canada)                                       552,188
            305,000 ON Semiconductor Corp. company guaranty 13s, 2008                                       289,750
            425,000 SCG Holding & Semiconductor Corp. company guaranty 12s, 2009                            310,250
            335,000 Seagate Technology Hdd Holdings company guaranty 8s, 2009
                    (Cayman Islands)                                                                        361,800
             84,588 Telex Communications Group, Inc. sr. sub. notes Ser. A, zero %, 2006                     46,523
            148,502 Titan Corp. (The) bank term loan FRN Ser. B, 4.142s, 2009
                    (acquired various dates from 5/14/02 to 6/3/02, cost $149,127) (RES)                    148,471
            170,000 Unisys Corp. sr. notes 7 7/8s, 2008                                                     177,225
            100,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                        100,750
            285,000 Xerox Corp. notes 5 1/2s, 2003                                                          287,850
            310,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                 351,850
EUR         100,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                 118,610
           $100,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 100,250
                                                                                                      -------------
                                                                                                          6,268,144

Textiles (0.4%)
-------------------------------------------------------------------------------------------------------------------
            300,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008 (In default) (NON)                       5,250
            570,000 Levi Strauss & Co. 144A sr. notes 12 1/4s, 2012                                         478,800
             60,000 Phillips-Van Heusen Corp. 144A sr. notes 8 1/8s, 2013                                    60,000
            270,000 Russell Corp. company guaranty 9 1/4s, 2010                                             295,650
            120,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                  120,600
            330,000 William Carter Holdings Co. (The) company guaranty Ser. B,
                    10 7/8s, 2011                                                                           366,300
                                                                                                      -------------
                                                                                                          1,326,600

Tire & Rubber (0.1%)
-------------------------------------------------------------------------------------------------------------------
            320,000 Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011                                     240,000

Transportation (1.1%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                         9,600
            520,612 Air2 US 144A sinking fund Ser. D, 12.266s, 2020 (In default) (NON)                       46,855
            240,000 Allied Holdings, Inc. company guaranty Ser. B, 8 5/8s, 2007                             180,000
            205,000 American Airlines, Inc. pass-through certificates Ser. 01-1, 6.817s, 2011               145,550
            130,000 American Airlines, Inc. pass-through certificates Ser. 99-1, 7.024s, 2009               107,250
            112,519 American Airlines, Inc. pass-through certificates Ser. 99-1, 6.855s, 2009                92,266
            530,000 Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008                          328,600
            170,000 Continental Airlines, Inc. pass-through certificates Ser. D, 7.568s, 2006                85,000
            510,000 CSX Corp. notes 6 1/4s, 2008                                                            569,852
            210,000 Delta Air Lines, Inc. pass-through certificates Ser. 00-1, Class C,
                    7.779s, 2005                                                                            133,873
            138,285 Delta Air Lines, Inc. pass-through certificates Ser. C, 7.779s, 2012                     91,268
EUR         200,000 Fixed-Link Finance BV sec. notes FRN Ser. B2-X, 7.85s, 2009
                    (Netherlands)                                                                           201,179
           $500,000 Kansas City Southern Railway Co. company guaranty 9 1/2s, 2008                          552,500
            100,000 Kansas City Southern Railway Co. company guaranty 7 1/2s, 2009                          103,500
            560,000 Navistar International Corp. company guaranty Ser. B, 9 3/8s, 2006                      599,200
             85,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                  82,450
            115,000 Northwest Airlines, Inc. company guaranty 8 3/8s, 2004                                   94,300
            310,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                  212,350
            325,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                         195,000
            137,908 NWA Trust sr. notes Ser. A, 9 1/4s, 2012                                                133,770
             60,000 Transportation Manufacturing Operations, Inc. company guaranty
                    11 1/4s, 2009                                                                            30,000
            100,000 Travel Centers of America, Inc. company guaranty 12 3/4s, 2009                          109,000
            190,000 US Air, Inc. pass-through certificates Ser. 93-A2, 9 5/8s, 2003
                    (In default) (NON)                                                                       76,000
            120,000 US Air, Inc. pass-through certificates Ser. 93-A3, 10 3/8s, 2013
                    (In default) (NON)                                                                       48,000
                                                                                                      -------------
                                                                                                          4,227,363

Utilities & Power (3.3%)
-------------------------------------------------------------------------------------------------------------------
            145,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                  137,750
             90,000 AES Corp. (The) sr. notes 8 3/4s, 2008                                                   86,400
            440,000 AES Corp. (The) 144A sec. notes 10s, 2005                                               462,000
            505,000 Allegheny Energy Supply 144A bonds 8 1/4s, 2012                                         454,500
            180,000 Allegheny Energy, Inc. notes 7 3/4s, 2005                                               179,550
            230,000 Avon Energy Partners Holdings 144A notes 7.05s, 2007
                    (United Kingdom)                                                                        202,400
             20,000 Avon Energy Partners Holdings 144A notes 6.46s, 2008
                    (United Kingdom)                                                                         17,500
            135,000 Calpine Canada Energy Finance company guaranty 8 1/2s,
                    2008 (Canada)                                                                            99,900
            210,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                   176,400
            685,000 Calpine Corp. sr. notes 8 5/8s, 2010                                                    489,775
            565,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                    412,450
            410,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    295,200
            150,000 CenterPoint Energy Resources Corp. debs. 6 1/2s, 2008                                   160,500
            120,000 CenterPoint Energy Resources Corp. 144A general ref. mtge.
                    7 7/8s, 2013                                                                            137,700
            150,000 CMS Energy Corp. bank term loan FRN Ser. A, 7.5s, 2004
                    (acquired 4/21/03, cost $150,000) (RES)                                                 149,625
             45,000 CMS Energy Corp. bank term loan FRN Ser. B, 7.5s, 2004
                    (acquired 4/21/03, cost $45,000) (RES)                                                   45,113
             70,000 CMS Energy Corp. bank term loan FRN Ser. C, 9s, 2004
                    (acquired 4/21/03, cost $70,000) (RES)                                                   70,525
            500,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                   502,500
            170,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                                 169,150
             10,000 CMS Panhandle Holding Corp. sr. notes 6 1/2s, 2009                                       10,225
            415,000 Dynegy Holdings Inc. company guaranty 6 3/4s, 2005                                      394,250
            180,000 Dynegy Holdings, Inc. sr. notes 6 7/8s, 2011                                            153,000
            200,000 Edison Mission Energy sr. notes 10s, 2008                                               184,000
            210,000 Edison Mission Energy sr. notes 9 7/8s, 2011                                            185,850
             85,000 El Paso CGP Co. debs. 6 1/2s, 2008                                                       73,100
            110,000 El Paso CGP Co. notes 6 3/8s, 2009                                                       92,400
             65,000 El Paso Corp. sr. notes 7 3/8s, 2012                                                     54,925
            345,000 Gemstone Investor, Ltd. 144A company guaranty 7.71s, 2004                               332,063
            100,000 ITC Holdings Corp. bank term loan FRN 5.084s, 2009
                    (acquired 2/27/03, cost $100,000) (RES)                                                 100,500
            100,000 ITC OPCO bank term loan FRN 3.829s, 2009 (acquired 2/27/03,
                    cost $100,000) (RES)                                                                    100,250
            100,000 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005                                    106,750
            150,000 Mirant Americas Generation, Inc. sr. notes 8.3s, 2011                                   111,000
            300,000 Mirant Americas Generation, Inc. sr. notes 7 5/8s, 2006                                 258,000
            150,000 Mirant Americas Generation, Inc. sr. notes 7.2s, 2008                                   108,000
            140,000 Mirant Corp. 144A sr. notes 7.9s, 2009                                                   88,900
            130,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                      87,100
                206 Northeast Utilities notes Ser. A, 8.58s, 2006                                               232
            160,000 Northwest PIpeline Corp. 144A sr. notes 8 1/8s, 2010                                    174,400
            435,000 Northwestern Corp. notes 8 3/4s, 2012                                                   352,350
            200,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005 (In default) (NON)               205,000
             85,000 PG&E Gas Transmission Northwest sr. notes 7.1s, 2005                                     79,050
            330,000 PSEG Energy Holdings, Inc. 144A notes 7 3/4s, 2007                                      341,550
             10,000 Sierra Pacific Power Co. general ref. mtge. Ser. A, 8s, 2008                             10,000
            100,000 Sierra Pacific Power Co. med. term notes Ser. C, 6.82s, 2006                             95,250
            185,000 Sierra Pacific Resources notes 8 3/4s, 2005                                             179,450
             50,000 Southern California Edison Co. notes 6 3/8s, 2006                                        49,875
            490,000 Southern California Edison Co. 144A 1st mtge. 8s, 2007                                  534,100
            170,000 Teco Energy, Inc. notes 10 1/2s, 2007                                                   192,950
             90,000 Teco Energy, Inc. notes 7.2s, 2011                                                       88,875
            155,000 Teco Energy, Inc. notes 7s, 2012                                                        150,350
            500,000 Tiverton/Rumford Power Associates, LP 144A pass-through
                    certificates 9s, 2018                                                                   397,500
            430,000 Western Resources, Inc. 1st mtge. 7 7/8s, 2007                                          478,375
            320,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                          342,400
            300,000 Williams Cos., Inc. (The) FRN Ser. A, 6 3/4s, 2006                                      289,500
            410,000 Williams Cos., Inc. (The) notes 9 1/4s, 2004                                            413,075
            390,000 Williams Cos., Inc. (The) notes 6 1/2s, 2006                                            374,400
            200,000 Williams Holdings Of Delaware notes 6 1/2s, 2008                                        186,000
            550,889 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                      385,592
                                                                                                      -------------
                                                                                                         12,009,525
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $196,946,956)                                $192,879,548

FOREIGN GOVERNMENT BONDS AND NOTES (15.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,025,000 Brazil (Federal Republic of) bonds 10 1/8s, 2027                                       $826,663
            415,000 Brazil (Federal Republic of) FRB 2 1/8s, 2024                                           298,800
            600,000 Brazil (Federal Republic of) notes 10s, 2007                                            600,000
            505,000 Bulgaria (Republic of) bonds 2.163s, 2024                                               485,457
EUR         250,000 Bulgaria (Republic of) bonds 7 1/2s, 2013                                               300,848
         $1,436,000 Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                        1,617,654
CAD       4,650,000 Canada (Government of) bonds 6s, 2011                                                 3,492,768
CAD       1,005,000 Canada (Government of) bonds 5 1/2s, 2010                                               733,731
CAD         410,000 Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029                                    298,561
           $500,000 Chile (Republic of) bonds 5 1/2s, 2013                                                  510,750
            199,678 Colombia (Republic of) bank guaranty 9 3/4s, 2011                                       223,140
            730,000 Colombia (Republic of) bonds 11 3/4s, 2020                                              879,650
            495,000 Colombia (Republic of) bonds 10 3/8s, 2033                                              542,025
          1,725,000 Colombia (Republic of) notes 10 3/4s, 2013                                            1,988,063
            160,000 Colombia (Republic of) unsub. 9 3/4s, 2009                                              175,200
EUR         550,000 Colombia (Republic of) unsub. bonds Ser. 15A, 11 3/8s, 2008                             673,218
           $260,000 Costa Rica (Republic of) 144A notes 8.05s, 2013                                         267,800
          1,430,000 Ecuador (Republic of) bonds stepped-coupon, 5s (6s, 8/15/03), 2030 (STP)                890,175
EUR       1,470,000 France (Government of) bonds 5 1/2s, 2010                                             1,819,831
EUR         440,000 France (Government of) deb. 4s, 2009                                                    502,244
EUR       2,800,000 Germany (Federal Republic of) bonds 5s, 2012                                          3,355,434
EUR          31,100 Germany (Federal Republic of) bonds Ser. 00, 5 1/2s, 2031                                38,102
EUR         370,000 Germany (Federal Republic of) bonds Ser. 94, 6 1/4s, 2024                               491,906
EUR       2,480,000 Germany (Federal Republic of) bonds Ser. 97, 6s, 2007                                 3,053,588
EUR         655,000 Italy (Government of) treasury bonds 4 3/4s, 2006                                       770,388
EUR         405,000 Netherlands (Government of) bonds 5s, 2012                                              484,888
NZD       5,045,000 New Zealand (Government of) bonds 6 1/2s, 2013                                        2,949,527
NZD       3,152,000 New Zealand (Government of) bonds Ser. 709, 7s, 2009                                  1,882,455
           $125,000 Peru (Republic of) notes 9 7/8s, 2015                                                   139,563
            610,000 Philippines (Republic of) bonds 9s, 2013                                                611,525
          1,070,000 Philippines (Republic of) notes 10 5/8s, 2025                                         1,128,850
EUR         470,000 Philippines (Republic of) 144A bonds 9 1/8s, 2010                                       528,359
           $200,000 Russia (Federation of) unsub. 8 1/4s, 2010                                              225,500
          1,830,000 Russia (Federation of) unsub. stepped-coupon 5s (7 1/2s, 3/31/07),
                    2030 (STP)                                                                            1,647,000
          3,481,250 Russia (Federation of) 144A unsub. stepped-coupon
                    5s (7 1/2s, 3/31/07), 2030 (STP)                                                      3,133,125
          1,550,000 South Africa (Republic of) notes 7 3/8s, 2012                                         1,742,200
EUR         280,000 Spain (Kingdom of) bonds 5 3/4s, 2032                                                   353,039
SEK      34,315,000 Sweden (Government of) bonds 5 1/2s, 2012                                             4,447,953
           $610,000 Turkey (Republic of) sr. unsub. 11 7/8s, 2030                                           616,100
            246,401 Ukraine (Government of) sr. notes Ser. REGS, 11s, 2007                                  276,216
GBP         820,000 United Kingdom treasury bonds 10s, 2003                                               1,340,666
GBP         425,000 United Kingdom treasury bonds 8 3/4s, 2017                                              978,438
GBP         490,000 United Kingdom treasury bonds 5s, 2012                                                  820,316
GBP       2,765,000 United Kingdom treasury bonds 5s, 2004                                                4,498,565
           $725,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                        818,525
            925,000 United Mexican States notes 8 1/8s, 2019                                              1,036,000
            540,000 United Mexican States notes 7 1/2s, 2012                                                609,660
            835,000 United Mexican States notes 4 5/8s, 2008                                                845,438
            100,000 Uruguay (Republic of) notes 7 7/8s, 2009                                                 63,000
            140,000 Uruguay (Republic of) notes 7 5/8s, 2012                                                 81,200
            550,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                              356,950
          2,738,095 Venezuela (Republic of) FRB 2.313s, 2007                                              2,012,500
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes (cost $52,081,762)                         $58,463,554
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (8.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government and Agency Mortgage Obligations (1.6%)
-------------------------------------------------------------------------------------------------------------------
            $54,713 Federal Home Loan Mortgage Corporation 7 1/2s, May 1, 2027                              $58,371
                    Federal National Mortgage Association Pass-Through Certificates
             16,897 8s, July 1, 2024                                                                         18,460
            234,404 7 1/2s, with due dates from January 1, 2030 to August 1, 2030                           249,932
          3,202,070 7s, with due dates from July 1, 2029 to July 1, 2032                                  3,384,051
            876,000 7s, TBA, June 1, 2033                                                                   925,275
             43,999 6 1/2s, with due dates from July 1, 2013 to June 1, 2014                                 46,665
          1,306,452 6 1/2s, TBA, May 1, 2032                                                              1,364,835
                                                                                                      -------------
                                                                                                          6,047,589

U.S. Treasury Obligations (7.3%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          5,440,000 7 1/2s, November 15, 2016                                                             7,163,800
          3,423,000 6 1/4s, May 15, 2030                                                                  4,124,582
          5,965,000 6 1/4s, August 15, 2023                                                               7,064,797
              3,000 4s, November 15, 2012                                                                     3,038
          6,060,000 U.S. Treasury Notes 1 5/8s, March 31, 2005                                            6,077,992
          7,990,000 U.S. Treasury Strip zero %, November 15, 2024                                         2,600,465
                                                                                                      -------------
                                                                                                         27,034,674
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations (cost $31,093,249)                     $33,082,263

COLLATERALIZED MORTGAGE OBLIGATIONS (8.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $129,545 Arc Net Interest Margin Trust Ser. 02-5A, Class A, 7 3/4s, 2032                        $128,711
            170,386 Arc Net Interest Margin Trust 144A Ser. 02-1A, Class A, 7 3/4s, 2032                    170,357
          2,615,668 Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                    Interest Only (IO), 0.93s, 2017                                                          80,105
         15,497,937 Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO, 1.16s, 2020                    868,659
            757,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1, Class A2, 7s, 2011                     828,290
          1,143,000 Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B,
                    7s, 2011                                                                              1,188,993
         24,682,381 Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1, Class X, IO,
                    1.19s, 2023                                                                             907,838
          9,882,243 DLJ Commercial Mortgage Corp. 144A Ser. 00-CKP1, Class S, IO,
                    1.33s, 2010                                                                             584,436
                    Fannie Mae
            194,162 Ser. 98-51, Class SG, 25.96s, 2022                                                       80,372
          1,363,902 Ser. 02-36, Class SJ, 16.744s, 2029                                                   1,538,581
          8,615,796 Ser. 00-T6, IO, 7.5s, 2030                                                              187,124
              1,366 Ser. 92-15, Class L, IO, 10.38s, 2022                                                    17,492
          3,649,434 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                   4,021,049
            384,626 Ser. 02-14, Class A2, 7 1/2s, 2042                                                      423,792
            563,709 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                     621,110
          2,162,307 Ser. 01-T7, Class A1, 7 1/2s, 2041                                                    2,382,490
            322,909 Ser. 01-T3, Class A1, 7 1/2s, 2040                                                      355,791
            949,563 Ser. 01-T1, Class A1, 7 1/2s, 2040                                                    1,046,255
            381,801 Ser. 99-T2, Class A1, 7 1/2s, 2039                                                      420,679
            204,386 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                      225,198
            961,256 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                    1,059,139
              8,109 Ser. 2002-T1, Class A2, 7s, 2031                                                          8,812
             79,234 Pass-through certificates Ser. 2001-T10, Class A1, 7s, 2041                              86,104
          3,750,687 Ser. 02-9, Class MS, IO, 6.78s, 2032                                                    290,678
                    Fannie Mae
            947,339 Ser. 02-29, Class SL, IO, 6.73s, 2029                                                    32,565
             46,587 Ser. 98-1, Class SA, IO, 13.1s, 2024                                                      1,048
            400,253 Ser. 93-251, Class Z, 6 1/2s, 2023                                                      400,378
            511,215 Ser. 2003-23, Class SC, IO, 6.23s, 2033                                                  50,003
          6,454,400 Ser. 2003-34, IO, 5.791s, 2033                                                          732,171
          5,481,900 Ser. 2003-34, Class ES, IO, 5.69s, 2033                                                 627,849
          2,192,800 Ser. 2003-34, Class SG, IO, 5.69s, 2033                                                 253,885
          3,668,932 Ser. 2003-23, Class AI, IO, 5s, 2017                                                    472,999
          1,595,641 Ser. 318, Class 2, IO, 6s, 2032                                                         215,412
            408,257 Ser. 01-58, Class HI, IO, 6.5s, 2026                                                      4,328
            666,272 Ser. 01-74, Class MI, IO, 6s, 2015                                                       53,268
          2,955,144 Ser. 02-36, Class QH, IO, 6.73s, 2029                                                   194,062
          4,292,281 Ser. 329, Class 2, IO, 5.5s, 2032                                                       891,990
          1,152,938 Ser. 332, Class 2, IO, 6s, 2033                                                         208,250
          1,562,389 Ser. 02-52, Class SL, IO, 6.68s, 2032                                                   148,583
          1,663,562 Ser. 02-63, Class SN, IO, 6.68s, 2032                                                   149,617
          2,790,883 Ser. 03-26, IO, 7s, 2033                                                                410,783
          1,232,487 Ser. 322, Class 2, IO, 6s, 2032                                                         174,859
          1,280,291 Ser. 03-26, Class IG, IO, 6s, 2033                                                      187,243
          1,869,996 Ser. 03-7, Class SM, IO, 6.43s, 2023                                                    116,290
            905,575 Ser. 02-21, Class PS, Principal Only (PO), 0.168s, 2025                                  19,026
            221,213 Ser. 02-27, Class IA, IO, 6s, 2013                                                        3,733
            803,657 Ser. 03-26, Class JO, PO, zero %, 2033                                                  793,611
            126,481 Ser. 03-18, PO, zero %, 2032                                                            125,058
            215,753 Ser. 99-51, Class N, PO, zero %, 2029                                                   194,986
            181,698 Ser. 99-52, Class MO, PO, zero %, 2026                                                  178,404
             20,001 Ser. 97-92, PO, zero %, 2025                                                             19,895
            161,209 Ser. 96-5, Class PB, PO, zero %, 2024                                                   156,859
            196,834 Ser. 93-146, Class H, PO, zero %, 2023                                                  196,465
          9,200,261 FFCA Secured Lending Corp. Ser. 00-1, Class X, IO, 1.69s, 2020                          747,878
                    Freddie Mac
            723,300 Ser. 2412, Class GS, FRN, 17.5s, 2032                                                   867,960
            582,328 Ser. 2478, Class SY, IO, 6.84s, 2021                                                     36,017
          1,358,258 Ser. 2448, Class SE, IO, 6.79s, 2029                                                     47,539
          1,487,200 Ser. 2448, Class SM, IO, 6.69s, 2032                                                    237,952
            515,751 Ser. 1717, Class L, 6 1/2s, 2024                                                        519,060
          1,983,352 Ser. 2579, Class GS, IO, 6.34s, 2017                                                    202,607
            786,800 Ser. 2515, Class IG, IO, 5 1/2s, 2032                                                   246,903
          5,913,565 Ser. 216, IO, 6s, 2032                                                                  790,939
            492,708 Ser. 2382, Class IM, IO, 6s, 2021                                                         4,157
            595,817 Ser. 215, Class PO, PO, zero %, 2031                                                    555,227
            582,898 Ser. 2235, PO, zero %, 2030                                                             537,177
                  2 Ser. 2078, Class KC, PO, zero %, 2023                                                         2
            529,983 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4, 6 3/4s, 2028                  536,250
         16,638,732 GMAC Commercial Mortgage Securities, Inc. Ser. 1999-C1, Class X,
                    IO, 0.85s, 2033                                                                         538,159
                    Government National Mortgage Association
            876,520 Ser. 02-36, Class SD, IO, 6.83s, 2029                                                    24,911
          1,346,090 Ser. 02-51, Class SA, IO, 6.78s, 2032                                                    62,646
          2,139,900 Ser. 2003-41, Class DS, IO, 6.38s, 2033                                                 296,577
          1,951,942 Ser. 01-43, Class SJ, IO, 6.28s, 2029                                                   104,612
          1,905,856 Ser. 01-43, Class SD, IO, 6.24s, 2028                                                    44,374
          3,078,759 Ser. 02-47, Class SM, IO, 4.65s, 2032                                                   169,332
            666,156 Ser. 02-40, Class IB, IO, 6.5s, 2028                                                     13,948
            245,906 Ser. 98-2, Class EA, PO, zero %, 2028                                                   226,197
          5,091,333 Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, IO, 3s, 2028                         365,312
          3,656,349 Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO, 3s, 2012                       168,903
              5,674 Prudential Home Mortgage Securities Ser. 93-57, Class A4, 5.9s, 2023                      5,688
            277,303 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                     292,468
            111,458 Sasco Arc Net Interest Margin Notes Ser. 02-BC10, Class A,
                    7 3/4s, 2033                                                                            110,445
            155,639 Sasco Net Interest Margin Trust 144A Ser. 03-BC1, Class B, zero %, 2033                 111,452
            215,000 Structured Asset Securities Corp. FRN Ser. 2002-HF2, Class M3,
                    3.32s, 2032                                                                             182,858
          1,597,000 Washington Mutual Ser. 03-S1, Class A11, IO, 5.5s, 2033                                 255,520
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $33,762,724)                        $32,838,745

ASSET-BACKED SECURITIES (6.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $81,000 Ameriquest Mortgage Securities, Inc. FRN Ser. 2002-4, Class M4,
                    5.07s, 2033                                                                             $68,655
                    Amortizing Residential Collateral Trust
         12,262,727 Ser. 02-BC1, Class A, IO, 6s, 2005                                                      683,056
            211,000 FRN Ser. 2002-BC5, Class B, 3.57s, 2032                                                 179,803
            440,152 AQ Finance NIM Trust Ser. 03-N1, Class Note, 9.37s, 2033                                440,142
            800,815 AQ Finance NIM Trust 144A Ser. 03-N2, Class Note, 9.3s, 2033                            800,815
            292,265 Arc Net Interest Margin Trust 144A Ser. 02-8A, Class A1, 7 3/4s, 2032                   289,857
                    Asset Backed Funding Certificates
            236,000 FRB Ser. 03-WF1, Class M3, 4.37s, 2032                                                  236,000
             72,000 FRB Ser. 03-WF1, Class M4, 4.57s, 2032                                                   65,405
            111,763 Asset Backed Funding Corp. NIM Trust Ser. 02-WF1, 9.32s, 2032                           111,204
                    Asset Backed Securities Corp. Home Equity Loan Trust
            136,000 FRB Ser. 02-HE3, Class M4, 4.31s, 2032                                                  115,872
            202,000 FRN Ser. 2003-HE1, Class M4, 5.81s, 2033                                                180,150
            439,000 FRN Ser. 2003-HE2, Class M4, 5.15s, 2033                                                441,941
          1,004,000 Bank One Issuance Trust FRN Ser. 02-C1, Class C1, 2.27s, 2009                           998,627
                    Bayview Financial Acquisition Trust
            457,605 Ser. 01-DA, Class M3, FRN, 2.72s, 2031                                                  451,760
            540,000 Ser. 02-CA, Class A, IO, 7.15s, 2004                                                     35,775
         21,451,000 Ser. 2003-X, IO, 1.52s, 2006                                                            365,337
                    Chase Funding Net Interest Margin
             82,779 Ser. 02-1, Class Note, 8 1/2s, 2035                                                      82,398
            231,049 Ser. 02-2, 8 1/2s, 2035                                                                 230,171
             43,356 Ser. 02-C1, Class Note, 8 1/2s, 2035                                                     43,144
                    Chase Funding Net Interest Margin 144A
            106,957 Ser. 02-4A, Class Note, 8 1/2s, 2035                                                    106,679
            145,380 Ser. 03-1A, Class Note, 8 3/4s, 2004                                                    145,322
            321,000 Ser. 2003-2A, Class NOTE, 8 3/4s, 2035                                                  319,796
                    Conseco Finance Securitizations Corp.
            135,000 Ser. 00-2, Class A4, 8.48s, 2030                                                        142,887
          2,365,000 Ser. 00-4, Class A6, 8.31s, 2032                                                      2,198,206
            600,000 Ser. 00-6, Class M2, 8.2s, 2032                                                         300,000
             12,000 Ser. 01-04, Class A4, 7.36s, 2019                                                        11,366
              9,000 Ser. 01-3, Class A3, 5.79s, 2024                                                          8,771
             18,000 Ser. 01-3, Class A4, 6.91s, 2033                                                         16,551
            561,000 Ser. 01-4, Class B1, 9.4s, 2010                                                         196,350
          1,781,784 Ser. 02-1, Class A, 6.681s, 2032                                                      1,772,862
            200,000 Ser. 2001-3, Class M2, 7.44s, 2033                                                       66,000
            394,000 Consumer Credit Reference IDX Securities Ser. 02-1A, Class A,
                    FRB, 3.29s, 2007                                                                        386,366
            431,267 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                        284,637
                    Green Tree Financial Corp.
            150,000 Ser. 95-F, Class B2, 7.1s, 2021                                                         140,766
            678,000 Ser. 99-5, Class A5, 7.86s, 2031                                                        611,953
          1,231,209 Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031                      1,232,748
                    GSAMP Trust
            134,071 Ser. 02-HE2N, Class Note, 8 1/4s, 2032                                                  133,484
            117,000 FRB Ser. 03-FM1, Class B3, 5.83s, 2033                                                  109,161
            129,280 Home Equity Asset Trust Ser. 02-1N, Class A, 8s, 2032                                   126,048
            543,000 Home Equity Asset Trust 144A Ser. 02-5N, Class A, 8s, 2033                              533,498
            685,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 4.589s, 2037                                       622,543
            443,000 Long Beach Asset Holdings Corp. 144A Ser. 2003-2, Class N1,
                    7.627s, 2033                                                                            443,000
            568,528 Madison Avenue Manufactured Housing Contract Ser. 02-A, Class B1,
                    FRN, 4.57s, 2032                                                                        369,543
            112,000 Master Asset Backed Securities Trust FRB Ser. 03-OPT1, Class MV5,
                    4.82s, 2032                                                                              95,725
            373,000 Merrill Lynch Mortgage Investors, Inc. FRB Ser. 03-WMC1, Class B2,
                    4.32s, 2033                                                                             317,458
            313,634 Mid-State Trust Ser. 10, Class B, 7.54s, 2036                                           287,163
            193,000 Morgan Stanley Capital I FRB Ser. 02-NC6, Class B2, 5.07s, 2032                         174,235
                    Morgan Stanley Dean Witter Capital I
            210,000 Ser. 01-NC3, Class B1, FRN, 3.77s, 2031                                                 193,565
            900,000 Ser. 01-NC4, Class B1, FRN, 3.82s, 2032                                                 802,625
            350,000 Ser. 02-AM2, Class B1, FRN, 3.57s, 2032                                                 301,916
                    Morgan Stanley Dean Witter Capital I 144A
             49,886 Ser. 01-AM1N, Class Note, 12 3/4s, 2032                                                  49,886
            177,365 Ser. 01-NC4N, Class Note, 8 1/2s, 2032                                                  177,365
             91,801 NovaStar Caps Trust Ser. 02-C1, Class A, 7.15s, 2031                                     91,801
            205,000 Option One Mortgage Loan Trust FRN Ser. 2003-3, Class M6,
                    4.829s, 2033                                                                            178,227
            266,775 Option One Mortgage Securities Corp. Ser. 02-2A, Class CFTS,
                    8.83s, 2032                                                                             266,108
            222,494 Option One Mortgage Securities Corp. 144A Ser. 02-1, Class CTFS,
                    6 3/4s, 2032                                                                            221,555
            179,122 Option One Mortgage Securities Corp. NIM Trust 144A Ser. 2003-2B,
                    Class N1, 7.63s, 2033 (Cayman Islands)                                                  179,122
            719,737 Pass-Through Amortizing Credit Card Trust Ser. 02-1A, Class A4FL,
                    6.78s, 2012                                                                             717,038
          2,733,607 Residential Asset Mortgage Products, Inc. Ser. 03-RZ1, Class A, IO,
                    5.75s, 2005                                                                             211,000
            559,983 Sasco Arc Net Interest Margin Notes 144A Ser. 2003-BC2A, Class A,
                    7 3/4s, 2033                                                                            558,356
                    Structured Asset Investment Loan Trust
            519,000 Ser. 03-BC1, Class M3, 4.305s, 2033                                                     509,004
            611,758 Ser. 03-BC1A, Class A, 7 3/4s, 2033                                                     608,785
          6,071,000 Ser. 03-BC2, Class A, IO, 6s, 2005                                                      459,762
            100,000 Ser. 03-BC2, Class B, 7s, 2033                                                           95,406
            200,000 FRN Ser. 2003-BC3, Class B, 4.815s, 2033                                                183,063
            212,000 TIAA Commercial Real Estate Securitization Ser. 02-1A, Class IV,
                    6.84s, 2037                                                                             176,052
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $24,738,048)                                    $22,953,866

BRADY BONDS (1.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,835,000 Argentina (Republic of) govt. guaranty Ser. L-GP, 6s, 2023
                    (In default) (NON)                                                                     $862,450
            554,135 Brazil (Federal Republic of) bonds 8s, 2014                                             488,359
            625,000 Brazil (Federal Republic of) govt. guaranty FRB Ser. RG, 2.188s, 2012                   463,313
          1,411,200 Peru (Republic of) bonds Ser. PDI, 4s, 2017                                           1,231,272
            395,000 Peru (Republic of) coll. FLIRB 4 1/2s, 2017 (acquired various dates
                    from 5/14/02 to 8/23/02, cost $263,100) (RES)                                           328,838
          1,810,000 Peru (Republic of) coll. FLIRB Ser. 20YR, 4 1/2s, 2017                                1,506,825
            645,000 United Mexican States bonds Ser. B, 6 1/4s, 2019                                        645,000
                                                                                                      -------------
                    Total Brady Bonds (cost $4,842,669)                                                  $5,526,057

PREFERRED STOCKS (1.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              7,246 Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                          $405,776
             10,460 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd.                                          1,093,070
             27,930 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                                  279
              7,700 Doane Pet Care Co. $7.125 pfd.                                                          308,000
                397 Dobson Communications Corp. 13.00% pfd. (PIK)                                           345,390
                329 Dobson Communications Corp. 12.25% pfd. (PIK)                                           286,247
                210 First Republic Capital Corp. 144A 10.50% pfd.                                           220,500
                 61 Granite Broadcasting Corp. 12.75% cum. pfd.                                              43,920
                 26 Leiner Health Products Ser. C, zero % pfd.                                                    1
              8,795 Lodgian, Inc. Ser. A, $7.06 cum. pfd. (PIK)                                             160,508
                 83 Metrocall Holdings, Inc. Ser. A, 15.00% cum. pfd.                                           291
                460 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                  487,600
                676 North Atlantic Trading Co. 12.00% pfd. (PIK)                                             13,520
                 11 NTL Europe, Inc. Ser. A, zero % cum. pfd.                                                    34
                109 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                    1,002,800
                687 Rural Cellular Corp. 12.25% pfd. (PIK)                                                  260,927
                                                                                                      -------------
                    Total Preferred Stocks (cost $5,178,911)                                             $4,628,863

COMMON STOCKS (1.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Basic Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             15,092 Pioneer Cos., Inc. (NON)                                                                $56,595
              2,642 Polymer Group, Inc. Class A (NON)                                                        22,827
                129 Sterling Chemicals, Inc. (NON)                                                            2,402
                                                                                                      -------------
                                                                                                             81,824

Broadcasting (0.4%)
-------------------------------------------------------------------------------------------------------------------
                 91 Quorum Broadcast Holdings, Inc. Class E (acquired 5/15/01,
                    cost $90,498) (RES) (NON)                                                                17,866
             83,727 Regal Entertainment Group 144A (NON)                                                  1,476,944
                                                                                                      -------------
                                                                                                          1,494,810

Communication Services (--%)
-------------------------------------------------------------------------------------------------------------------
                239 Arch Wireless, Inc. (NON)                                                                   789
             18,271 Arch Wireless, Inc. (NON)                                                                     2
              1,940 Birch Telecom, Inc. (NON)                                                                 6,712
              8,378 Covad Communications Group, Inc. (NON)                                                    6,032
                934 FLAG Telecom Group, Ltd. (Bermuda) (NON)                                                 29,421
             18,922 Globix Corp. (NON)                                                                       36,898
                 96 Metrocall Holdings, Inc. (NON)                                                              312
                867 Vast Solutions, Inc. Class B1 (NON)                                                         434
                867 Vast Solutions, Inc. Class B2 (NON)                                                         434
                867 Vast Solutions, Inc. Class B3 (NON)                                                         434
              2,462 WilTel Communications, Inc. (NON)                                                        27,081
                  1 WorldCom, Inc .- WorldCom Group (NON)                                                         1
                                                                                                      -------------
                                                                                                            108,550

Consumer Cyclicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
             10,420 Lodgian, Inc. (NON)                                                                      26,675
            470,000 Morrison Knudsen Corp. (NON)                                                             25,850
             15,520 Safety Components International, Inc. (NON)                                              89,240
              1,019 Washington Group International, Inc. (NON)                                               19,361
                                                                                                      -------------
                                                                                                            161,126

Consumer Staples (0.5%)
-------------------------------------------------------------------------------------------------------------------
                958 Archibald Candy Corp. (NON)                                                               2,730
              7,792 Aurora Foods, Inc. (NON)                                                                  4,208
                480 Premium Holdings (LP) 144A (NON)                                                         10,076
              1,004 PSF Group Holdings, Inc. 144A Class A (NON)                                           1,756,755
                                                                                                      -------------
                                                                                                          1,773,769

Financial (--%)
-------------------------------------------------------------------------------------------------------------------
            350,000 AMRESCO Creditor Trust (NON) (R)                                                         25,900
          1,883,299 Contifinancial Corp. Liquidating Trust Units                                             37,666
                                                                                                      -------------
                                                                                                             63,566

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
              1,153 Alderwoods Group, Inc. (NON)                                                              5,615
              1,228 Genesis Health Ventures, Inc. (NON)                                                      18,371
             60,000 Loewen Group International, Inc. (NON)                                                        6
                947 Mariner Health Care, Inc. (NON)                                                           7,103
                810 Mediq, Inc. (NON)                                                                            81
                467 Sun Healthcare Group, Inc. (NON)                                                            135
                                                                                                      -------------
                                                                                                             31,311

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
                242 Comdisco Holding Co., Inc. (NON)                                                         33,892

Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
              4,442 Jasper Energy 144A (NON)                                                                    278
                909 York Research Corp. 144A (NON)                                                               57
                                                                                                      -------------
                                                                                                                335
                                                                                                      -------------
                    Total Common Stocks (cost $10,495,544)                                               $3,749,183

CONVERTIBLE BONDS AND NOTES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $400,000 American Tower Corp. cv. notes 5s, 2010                                                $338,000
            110,000 Amkor Technology, Inc. cv. notes 5 3/4s, 2006                                            97,213
          1,210,000 Cybernet Internet Services International, Inc. 144A cv. sr. disc.
                    notes stepped-coupon zero % (13s, 8/15/04) 2009 (Denmark)
                    (In default) (NON) (STP)                                                                  1,210
            270,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                    275,738
            750,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                  680,625
            445,000 Province Healthcare Co. cv. sub. notes 4 1/2s, 2005                                     424,975
             50,000 Rogers Communications cv. debs. 2s, 2005 (Canada)                                        41,125
            255,000 Sierra Pacific Resources 144A cv. notes 7 1/4s, 2010                                    298,031
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $2,765,059)                                  $2,156,917

UNITS (0.2%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            655,000 HMP Equity Holdings Corp. units zero %, 2008                                           $310,699
            150,000 MDP Acquisitions PLC 144A units 15 1/2s, 2013 (Ireland) (PIK)                           169,500
            380,000 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                   114,000
              4,732 XCL, Ltd. 144A units cum. cv. pfd. 9 1/2s (In default) (NON) (PIK)                        2,366
                                                                                                      -------------
                    Total Units (cost $1,247,692)                                                          $596,565

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 30 Genesis Health Ventures, Inc. $6.00 cv. pfd. (PIK)                                       $2,400
                760 Interact Electronic Marketing, Inc. 14.00% cum. cv. pfd. (In default) (NON)                   8
                996 Knology, Inc. 144A Ser. D, zero % cv. pfd.                                                  498
              2,600 LTV Corp. 144A $4.125 cv. pfd. (In default) (NON)                                            26
                 31 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                   186,000
              4,014 Telex Communications, Inc. zero % cv. pfd. (In default) (NON)                             4,014
              4,600 Titan Capital Trust $2.875 cum. cv. pfd.                                                231,150
                360 Weirton Steel Corp. Ser. C, zero % cv. pfd.                                                  90
                932 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (In default) (NON) (PIK)                         466
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $645,653)                                     $424,652

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                530 American Tower Corp. Class A                                          8/1/08            $39,750
                310 Birch Telecommunications, Inc. 144A                                   6/15/08                 1
                560 Dayton Superior Corp. 144A                                            6/15/09               140
              2,868 Diva Systems Corp. 144A                                               3/1/08                 29
              1,174 Diva Systems Corp. 144A                                               5/15/06                12
                  2 Doe Run Resources Corp. 144A                                          12/31/12                1
                570 Horizon PCS, Inc.                                                     10/1/10                 1
                760 Interact Systems, Inc.                                                8/1/03                  1
                760 Interact Systems, Inc. 144A                                           12/15/09                8
                500 iPCS, Inc. 144A                                                       7/15/10               125
                220 IWO Holdings, Inc.                                                    1/15/11                55
                302 Leap Wireless International, Inc. 144A                                4/15/10                 3
                210 Mikohn Gaming Corp. 144A                                              8/15/08                 2
                220 ONO Finance PLC 144A (United Kingdom)                                 2/15/11                 1
                525 Orion Network Systems                                                 1/15/07                 5
                640 Paxson Communications Corp. 144A                                      6/30/03                 1
                230 Pliant Corp. 144A                                                     6/1/10                115
                261 Solutia, Inc. 144A                                                    7/15/09               326
              1,169 Sun Healthcare Group, Inc.                                            2/28/05                 1
                570 Travel Centers of America, Inc. 144A                                  5/1/09              5,700
                900 Ubiquitel, Inc. 144A                                                  4/15/10                 1
            645,000 United Mexican States Ser. B (Mexico) (Rights)                        6/30/04             3,869
            645,000 United Mexican States Ser. C (Mexico) (Rights)                        6/30/05               967
            645,000 United Mexican States Ser. D (Mexico) (Rights)                        6/30/06               644
            645,000 United Mexican States Ser. E (Mexico) (Rights)                        6/30/07               322
                450 Verado Holdings, Inc. 144A                                            4/15/08                 5
                 20 Versatel Telecom NV (Netherlands)                                     5/15/08                 1
                628 Washington Group International, Inc. Ser. A                           1/25/06               470
                718 Washington Group International, Inc. Ser. B                           1/25/06               358
                388 Washington Group International, Inc. Ser. C                           1/25/06               193
                320 XM Satellite Radio Holdings, Inc. 144A                                3/15/10                 1
                                                                                                      -------------
                    Total Warrants (cost $436,660)                                                          $53,108

SHORT-TERM INVESTMENTS (2.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $715,000 U.S. Treasury Note zero %, May 8, 2003 (SEG)                                           $714,842
          9,000,000 Interest in $450,000,000 joint repurchase agreement dated April 30, 2003 with Bank of America due
                    May 1, 2003 with respect to various U.S. Government
                    obligations -- maturity value of $9,000,333 for an
                    effective yield of 1.33%                                                              9,000,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $9,714,842)                                       $9,714,842
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $373,949,769)                                              $367,068,163
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $370,094,329.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2003 was $9,693,834 or 2.6% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at April 30, 2003, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at April 30, 2003: (as a percentage of Market Value)

          Bulgaria                 1.0%
          Canada                   3.7
          Colombia                 1.2
          France                   1.3
          Germany                  1.9
          Malaysia                 1.0
          Mexico                   1.0
          New Zealand              1.3
          Philippines              1.0
          Russia                   1.8
          Sweden                   1.2
          United Kingdom           2.9
          United States           79.7
          Venezuela                1.0
                                 -----
          Total                  100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at April 30, 2003 (Unaudited)
(aggregate face value $36,896,740)
                                                                   Unrealized
                           Market     Aggregate Face  Delivery    Appreciation/
                           Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars     $10,854,239     $10,415,580     6/18/03        $438,659
British Pounds           7,990,353       7,884,543     6/18/03         105,810
Canadian Dollars         6,423,650       6,204,106     6/18/03         219,544
Danish Krone               538,653         523,143     6/18/03          15,510
Euro                     3,092,292       2,966,470     6/18/03         125,822
Japanese Yen             7,289,950       7,359,612     6/18/03         (69,662)
South Korean Won         1,303,481       1,305,974     6/18/03          (2,493)
Swiss Franc                236,340         237,312     6/18/03            (972)
------------------------------------------------------------------------------
                                                                      $832,218
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at April 30, 2003 (Unaudited)
(aggregate face value $30,081,515)
                                                                   Unrealized
                           Market     Aggregate Face  Delivery    Appreciation/
                           Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars        $723,508        $688,865     6/18/03        $(34,643)
British Pounds           5,366,302       5,283,986     6/18/03         (82,316)
Canadian Dollars         1,407,094       1,364,365     6/18/03         (42,729)
Euro                     9,516,297       9,208,066     6/18/03        (308,231)
Japanese Yen             4,710,875       4,710,720     6/18/03            (155)
New Zealand
Dollars                  4,735,121       4,735,494     6/18/03             373
Swedish Krona            4,221,763       4,090,019     6/18/03        (131,744)
------------------------------------------------------------------------------
                                                                     $(599,445)
------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2003 (Unaudited)
                                                                   Unrealized
                           Market     Aggregate Face  Expiration  Appreciation/
                           Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
3 Month Eurodollar
(Short)                   $987,950        $958,783      Jun-03        $(29,167)
3 Month Eurodollar
(Long)                     988,250         954,567      Jun-03          33,683
Euro-Bobl 5 yr
(Long)                   7,981,630       8,036,931      Jun-03         (55,301)
Euro-Bund 10 yr
(Long)                  19,085,982      19,138,787      Jun-03         (52,805)
Interest Rate Swap
10 yr (Long)               911,750         908,742      Jun-03           3,008
Japanese
Government Bond
10 yr (Long)             6,622,149       6,572,934      Jun-03          49,215
US Treasury Note
10 yr (Long)            23,750,219      23,437,112      Jun-03         313,107
US Treasury Note
10 yr (Short)           21,183,000      21,102,589      Jun-03         (80,411)
US Treasury Note 5
yr (Short)              21,157,500      21,100,556      Jun-03         (56,944)
------------------------------------------------------------------------------
                                                                      $124,385
------------------------------------------------------------------------------
TBA Sales Commitments at April 30, 2003 (Unaudited)
(proceeds receivable $925,117)
                                          Principal   Settlement
Agency                                     Amount        Date           Value
------------------------------------------------------------------------------
FNMA, 7s, May 2033                        $876,000     5/14/03        $925,548
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Swap Contracts Outstanding at April 30, 2003 (Unaudited)
                                                                   Unrealized
                                       Notional    Termination    Appreciation/
                                        Amount        Date      (Depreciation)
------------------------------------------------------------------------------
Agreement with
Goldman Sachs
Capital Markets,
L.P. dated
February 12, 2003
to pay quarterly
the notional
amount multiplied
by the three
month CAD-BA-CDOR
and pay
semiannually the
notional amount
multiplied by
3.5076%                              $32,077,500    02/14/05       $1,313,440

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated
November 8, 2002
to pay at
maturity the
notional amount
multiplied by the
six month
USD-LIBOR-BBA
plus a specified
spread and
receive (pay) at
maturity the
notional amount
multiplied by the
change in net
asset value of
the shares GS
InvesTop
Corporate Bond
Fund                                      27,600    05/13/03          120,485

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated
February 12, 2003
to receive
quarterly the
notional amount
multiplied by the
three month USD
LIBOR-BBA and pay
semiannually the
notional amount
multiplied by
1.59%                                 21,000,000    02/14/05         (107,100)

Agreement with
Merrill Lynch
Capital Services,
Inc. dated
September 27,
2002 to receive
semiannually the
notional amount
multiplied by the
six month
JPY-LIBOR-BBA and
pay monthly the
notional amount
multiplied by
0.399%                             JPY 1,334,000    10/01/07          250,166

Agreement with
Merrill Lynch
Capital Services,
Inc. dated
November 17, 2000
to pay
semi-annually the
notional amount
multiplied by the
three month
USD-LIBOR-BBA and
receive the
notional amount
multiplied by
6.68%                                 $3,500,000    11/21/05          404,168
------------------------------------------------------------------------------
                                                                   $1,981,159
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$373,949,769) (Note 1)                                                         $367,068,163
-------------------------------------------------------------------------------------------
Cash                                                                              2,642,936
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,706,037) (Note 1)                                       1,731,691
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         6,964,302
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    4,234,292
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             79,051
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       2,088,259
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             928,624
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                           200,047
-------------------------------------------------------------------------------------------
Total assets                                                                    385,937,365

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,131,608
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  9,415,604
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        651,068
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           62,413
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        25,923
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            833
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                            107,100
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                695,851
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                            1,792,055
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $925,117)
(Note 1)                                                                            925,548
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               35,033
-------------------------------------------------------------------------------------------
Total liabilities                                                                15,843,036
-------------------------------------------------------------------------------------------
Net assets                                                                     $370,094,329

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                       $467,493,707
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (3,108,498)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                  (88,044,484)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                (6,246,396)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $370,094,329

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($370,094,329 divided by 53,329,917
shares)                                                                               $6.94
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $14,793,837
-------------------------------------------------------------------------------------------
Dividends                                                                           440,902
-------------------------------------------------------------------------------------------
Total investment income                                                          15,234,739

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,296,274
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      241,637
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     8,513
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,083
-------------------------------------------------------------------------------------------
Other                                                                                50,599
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,602,106
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (8,938)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,593,168
-------------------------------------------------------------------------------------------
Net investment income                                                            13,641,571
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  1,715,859
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (423,823)
-------------------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                               84,756
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                         174,541
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                          8,278
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the period                                                     (1,128,705)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts,
swap contracts and TBA sale commitments during the period                        30,929,929
-------------------------------------------------------------------------------------------
Net gain on investments                                                          31,360,835
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $45,002,406
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $13,641,571           $29,156,604
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                   1,559,611           (29,544,414)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                       29,801,224             7,731,062
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   45,002,406             7,343,252
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net investment income                                            (14,496,415)          (30,618,134)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of dividends (Note 4)                        360,652             1,205,083
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                30,866,643           (22,069,799)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   339,227,686           361,297,485
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $3,108,498 and $2,253,654,
respectively)                                                        $370,094,329          $339,227,686
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                              53,275,878            53,095,749
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
distributions                                                              54,039               180,129
-------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                                    53,329,917            53,275,878
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.37        $6.80        $7.13        $7.72        $8.27        $9.26
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .26          .55          .61          .66          .64          .71
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .58         (.40)        (.31)        (.58)        (.48)        (.96)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .84          .15          .30          .08          .16         (.25)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.27)        (.58)        (.58)        (.56)        (.65)        (.65)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --           --         (.05)        (.11)        (.06)        (.09)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.27)        (.58)        (.63)        (.67)        (.71)        (.74)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.94        $6.37        $6.80        $7.13        $7.72        $8.27
------------------------------------------------------------------------------------------------------------------
Market value,
end of period                         $6.450       $6.150       $6.530       $6.438       $6.625       $8.125
------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                     9.28*        2.71        11.27         7.70       (10.50)        4.15
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $370,094     $339,228     $361,297     $378,800     $410,012     $438,972
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .45*         .98          .94          .94          .94         1.00
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.86*        8.22         8.63         8.66         7.93         7.81
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            74.93(d)*   205.33 (d)   131.14 (d)   147.33       124.21       202.83
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements. (Note 2)

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Master Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek high current income consistent with the preservation of capital. The fund intends to diversify its investments among the following three sectors of the fixed-income securities market: a U.S. investment-grade sector, consisting of debt obligations of the U.S. government and investment-grade U.S. corporate bonds, a high-yield sector, consisting of high yielding, lower-rated U.S. corporate fixed income securities and an international sector, consisting of obligations of foreign governments, their agencies and instrumentalities and other fixed-income securities denominated in foreign currencies.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at market value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after The fund's portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $89,361,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,956,000    October 31, 2006
    23,414,000    October 31, 2007
    11,528,000    October 31, 2008
    15,952,000    October 31, 2009
    34,511,000    October 31, 2010

The aggregate identified cost on a tax basis is $375,244,105, resulting in gross unrealized appreciation and depreciation of $25,739,179 and $33,915,121, respectively, or net unrealized depreciation of $8,175,942.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2003, the fund's expenses were reduced by $8,938 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $803 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $202,335,537 and $191,732,976, respectively. Purchases and sales of U.S. government obligations aggregated $54,674,442 and $62,684,838, respectively.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Kevin M. Cronin
Vice President

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


88654  072  6/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003